Exhibit (C)(9)

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Project Gold Discussion Materials Strictly Private and Confidential Goldman Sachs & Co. LLC March 23, 2018

Disclaimer These materials have been prepared and are provided by Goldman Sachs on a confidential basis solely for the information and assistance of the special committee of the Board of Directors (the “Special Committee”) of Goldfinch (the “Company”) in connection with its consideration of the matters referred to herein. These materials and Goldman Sachs’ presentation relating to these materials (the “Confidential Information”) may not be disclosed to any third party or circulated or referred to publicly or used for or relied upon for any other purpose without the prior written consent of Goldman Sachs. The Confidential Information was not prepared with a view to public disclosure or to conform to any disclosure standards under any state, federal or international securities laws or other laws, rules or regulations, and Goldman Sachs does not take any responsibility for the use of the Confidential Information by persons other than those set forth above. 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PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Table of Contents I. Review of Blue Jay Proposal II. Recent Developments III. Overview of Barbet Class A Stock IV. Management Projections A. Goldfinch Standalone B. Blue Jay Standalone C. Blue Jay Pro Forma V. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay A. Financial Analyses: Goldfinch Standalone B. Financial Analyses: Blue Jay Standalone C. Financial Analyses: Blue Jay Pro Forma Appendix A: Goldfinch Levered Recapitalization Analysis Appendix B: Share Register Analysis Appendix C: Supporting Financial Analysis 2

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE I. Review of Blue Jay Proposal

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Transaction Summary Based on Latest Discussions; Subject to Finalized Documentation Including Agreed Treatment of Goldfinch Equity Awards Acquirer ï® Blue Jay ï® Payable in form of merger consideration: — $9.25 billion less aggregate cash component of dividend — Minimum merger aggregate consideration amount of $200mm equates to $0.31 cash per share ï® Payable in form of dividend: — Cash election: $23.50 per share less per share merger consideration amount – Represents $23.19 based on minimum per share merger consideration amount – Aggregate cash component of dividend totals $9.25bn less aggregate merger consideration Consideration amount — Equity election: 1.000 Blue Jay unit or Barbet share, less per share merger consideration amount divided by $23.50 – Represents 0.9869 Blue Jay units or Barbet shares based on minimum per share merger consideration amount ï® Dividend subject to pro-ration based on aggregate cash component of $9.25bn — 60% / 40% pro-ration of cash / equity dividend alternatives, which equates to 61% / 39% aggregate cash / equity consideration including the merger consideration — Implied blended offer value of $22.06 based on Blue Jay’s closing price on Mon, 21-Mar-2018 Aggregate ï® $9.25bn aggregate cash component Consideration ï® 255mm Blue Jay units / Barbet shares¹ Treatment of Goldfinch ï® To be determined Equity Awards Pro Forma Ownership ï® Goldfinch stockholders: 24% of Blue Jay ï® Blackbird: 48% Source: Draft Merger Agreement (22-Mar-2018), Bloomberg, Company filings; market data as of 21-Mar-2018 Note: For illustrative purposes, numbers shown assume all in-the-money equity awards and other equity instruments are eligible to receive offer consideration. ¹ Goldman Sachs has assumed each Barbet share will be equivalent to one Blue Jay unit in all respects meaningful to its analysis. Review of Blue Jay Proposal 4

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Comparison of Initial vs. Final Proposal Based on Latest Discussions; Subject to Finalized Documentation Including Agreed Treatment of Goldfinch Equity Awards Initial Offer, Initial Offer, Final Offer, Goldfinch Initial Offer, Initial Offer, Final Offer, Initial Pricing Current Pricing Current Pricing Pre-Rumor Initial Pricing Current Pricing Current Pricing (11-Nov-2017) (21-Mar-2018) (21-Mar-2018) (6-Nov-2017) (11-Nov-2017) (21-Mar-2018) (21-Mar-2018) Merger Consideration per Share (Based on Min. Merger Consideration¹) Aggregate Offer Consideration to Public Shareholders Merger Consideration Per Share (Cash) $ 0.31 Total Offer Value ($mm) $ 14,879 $ 13,653 $ 14,302 Movement vs. initial offer—initial pricing (8.2)% (3.9)% Dividend per Share (Based on Min. Merger Consideration¹) Movement vs. initial offer—current pricing 4.8% % Goldfinch Shares Receiving Cash Election 50% 50% 60 % Total Cash Consideration ($mm) $ 7,461 $ 7,450 $ 9,250 Dividend—Cash Election $ 23.00 $ 23.00 $ 23.19 Movement vs. initial offer—initial pricing (0.1)% 24.0 % Dividend—Equity Election 0.9656 0.9656 0.9869 Blue Jay Units / Barbet Shares Issued (mm) 313.2 312.8 254.8 Blue Jay Share Price $ 23.68 $ 19.83 $ 19.83 Movement vs. initial offer—initial pricing (0.1)% (18.7)% Value of Stock Dividend $ 22.87 $ 19.15 $ 19.57 Goldfinch S/hr Ownership in Blue Jay 28.3% 28.3% 24.3 % Total Offer Value per Share (Based on Min. Merger Consideration¹) Movement vs. initial offer—initial pricing (3)bps (400)bps Aggregate Value—Cash Dividend Election $ 23.00 $ 23.00 $ 23.50 Implied Offer Premia to: Aggregate Value—Equity Dividend Election $ 22.87 $ 19.15 $ 19.88 Current Price as of 21-Mar-2018 ($21.06) 8.9% 0.1% 4.7 % Pre-Rumor Price as of 6-Nov-17 ($19.01) 20.6% 10.9% 16.0 % Blended Offer Price $ 22.93 $ 21.07 $ 22.06 1-Year VWAP as of 6-Nov-17 ($23.13) (0.8)% (8.9)% (4.6)% Movement vs. initial offer—initial pricing (8.1)% (3.8)% 4Q Goldfinch IFRS NAV ($27.33) (16.1)% (22.9)% (19.3)% Movement vs. initial offer—current pricing 4.7 % GSA NAV ($25.82) (11.2)% (18.4)% (14.6)% SNL NAV ($26.01) (11.8)% (19.0)% (15.2)% Pro-Rated Consideration per Share Cash per Share $ 11.50 $ 11.50 $ 14.27 Implied Valuation Metrics based on Goldfinch Management Projections % Offer value 50.1% 54.6% 64.7 % Blended Offer Price $ 19.01 $ 22.93 $ 21.07 $ 22.06 Movement vs. initial offer 0.0% 24.1 % Diluted Shares Outstanding (mm) 970.6 972.5 971.5 972.0 Implied Equity Value ($mm) $ 18,451 $ 22,301 $ 20,473 $ 21,441 Equity per Share $ 11.43 $ 9.57 $ 7.79 Net Debt + Prefs at Share ($mm) 18,440 18,440 18,440 18,440 # Blue Jay Units / Barbet Shares 0.4828 0.4828 0.3929 Implied Enterprise Value ($mm) $ 36,892 $ 40,741 $ 38,914 $ 39,881 % Offer value 49.9% 45.4% 35.3 % P / 2018E FFO 12.6 x 15.2 x 14.0 x 14.7 x Movement vs. initial offer—initial pricing (16.3)% (31.8)% EV / 2018 EBITDA 16.6 x 18.3 x 17.5 x 18.0 x Movement vs. initial offer—current pricing (18.6)% Implied Nominal 2018 Cap Rate 6.16% 5.57% 5.84% 5.69% Source: Draft Merger Agreement (22-Mar-2018), Bloomberg, Company Filings, Management Projections for Goldfinch Standalone as provided 22-Mar-2018 and approved by the Special Committee of the Board of Directors of Goldfinch for use by Goldman Sachs (“Goldfinch Management Projections”), Green Street Advisors, SNL Financial; market data as of 21-Mar-2018. ¹ Illustrative; based on minimum Merger Consideration of $200mm as described in Draft Merger Agreement (22-Mar-2018) which is distributed to all shareholders participating in the offer, regardless of cash / stock election. Review of Blue Jay Proposal 5

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Implied Offer Premia ($ in millions, except per share data) Offer Price Relative to Key Public Reference Points Cash Election Offer Price $23.50 Blended Offer Price $22.06 Equity Election Offer Price $19.88 $ 27.10 $ 27.33 $ 25.89 $ 25.82 $ 26.01 $ 23.13 $ 21.06 $ 20.95 $ 19.01 $ 18.83 Pre-Rumor Share Price as 52-Week 52-Week 3-Month 1-Year 3-Year Blue Jay 4Q GSA SNL Share Price of 21-Mar-2018 Intraday High Intraday Low VWAP VWAP VWAP IFRS NAV of NAV Consensus (6-Nov-2017) Share Price Share Price Goldfinch¹ NAV Implied Offer Premia Cash 23.6% 11.6% (13.3)% 24.8% 12.2% 1.6% (9.2)% (14.0)% (9.0)% (9.7)% Election Equity 4.6 (5.6) (26.6) 5.6 (5.1) (14.0) (23.2) (27.3) (23.0) (23.6) Election Blended 16.0 4.7 (18.6) 17.1 5.3 (4.6) (14.8) (19.3) (14.6) (15.2) Offer Pre-Rumor - 10.8 42.6 (0.9) 10.2 21.7 36.2 43.8 35.8 36.8 Share Price Source: Draft Merger Agreement (22-Mar-2018), Bloomberg, Green Street Advisors, SNL Financial, Company filings; market data as of 6-Nov-2017 unless otherwise stated; GSA and SNL data as of 21-Mar-2018. ¹ Per management commentary on Blue Jay 4Q earnings call. Review of Blue Jay Proposal 6

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Structure and Governance Comparison Goldfinch, Barbet, Blue Jay, and Blackbird Goldfinch Barbet Blue Jay Blackbird Blackbird / Blue Jay 33%¹ > 56%² 69%³ NA Ownership S&P500 Constituent? Yes Not Eligible No No RMZ Constituent? Yes Eligibility Unclear No No Research Coverage 18 NA 4 8 (# Analysts) Structure REIT REIT Partnership Corporation Jurisdiction Delaware Delaware Bermuda Ontario, Canada Listing Exchange NYSE NASDAQ NASDAQ / TSX NYSE / TSX 3M ADTV (mm)4 $108.3 NA $2.2 $49.3 Liquidity 0.88 % NA 0.04% 0.16% (3M ADTV / Free Float)4 2018E FFO Payout 64% 80% 80% 23 % Ratio5 # of Blackbird / Blue Jay Directors ( / Total Board 3 / 9 2 / 9 2 / 9 NA Seats) Management Structure Internal External External Internal None, None, Proportional to Voting Rights Proportional to ownership Blue Jay has full control Blackbird has full control ownership Source: Company filings; IBES; Bloomberg; Draft Goldfinch Charter Amendment (22-Mar-2018), Draft Merger Agreement (22-Mar-2018) (22-Mar-2018), Draft Blackbird Backstop Term Sheet (21-Mar-2018), Blue Jay Responses to Questions on Draft Barbet Term Sheet (13-Feb-2018), Draft Barbet Term Sheet (5-Feb-2018), Blue Jay Management” (together, the “Barbet Information”) ¹ Excludes shares controlled but not owned by Blue Jay. ² 56% ownership level assumes all Goldfinch shareholders elect to take Barbet stock. ³ ~64% economic ownership including dilution from mandatory convertible preferred units. 4 Market data as of 6-Nov-2017 (pre-rumor) for all columns except Blackbird, which is as of 21-Mar-2018. 5 Per Goldfinch Management Projections, Blue Jay Management Projections for Blue Jay Pro Forma as provided 22-Mar-2018 and approved by the Special Committee of the Board of Directors of Goldfinch for use by Goldman Sachs (“Blue Jay Pro Forma Management Projections”), including Blue Jay management estimates of synergies expected to result from the transaction and approved by the Special Committee of the Board of Directors of Goldfinch for use by Goldman Sachs (“Synergies”), Blue Jay Management Projections for Blue Jay Standalone as provided 22-Mar-2018 and approved by the Special Committee of the Board of Directors of Goldfinch for use by Goldman Sachs (“Blue Jay Standalone Management Projections”), and IBES, respectively. Review of Blue Jay Proposal 7

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE II. Recent Developments

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Trading Dynamics Since Announcement Goldfinch Share Price and Trading Volumes Blue Jay Share Price and Trading Volumes $ 25.00 60,000 $ 24.00 1,200 Movement Since 10-Nov: $25.00 1,000 B’Jay: (16.3)% $ 24.00 (0.4)% (0.8)% 16.8% (1.9)% 1.0% 1.0% 8.3% 50,000 SP500: +5.0% RMZ: +(11.6)% 1,000 $ 23.00 $23.95 $24.00 $ 23.00 800 40,000 800 $23.00 ) ) $ 22.00 (USD $ 22.00 (USD 600 $22.00 Volum e Volum 30,000 e 600 (USD) Sharese Price Pric g Movement (000g Tra (0 in $ 21.00 Since 6-Nov: Price $ 21.06 ) 00 ) TCO: +21.6% $21.00 $ 21.00 ded Clos Closin 400 G’finch: +10.8% Share 20,000 (mm) 400 MAC: +6.1% $ 20.00 SPG: (0.4)% $20.00 SP500: +4.7% RMZ: (10.3)% $ 20.00 200 10,000 200 $ 19.00 $19.00 $ 19.83 $18.00 0 $ 18.00 6-Nov 7-Nov 0 8-Nov 9-Nov 10-Nov $ 19 3.-00 Nov 14-Nov 0 Nov-2017 Dec-2017 Jan-2018 Feb-2018 Mar-2018 Nov-2017 Dec-2017 Jan-2018 Feb-2018 Mar-2018 Volume Share Price Source: Bloomberg; market data as of 21-Mar-2018 Recent Developments 9

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Movement in Key Metrics since Bid Rumors Share Price Movement (Since Rumor) 21.6% 10.8% 6.1% (0.4)% (10.3)% (15.0)% Goldfinch Simon Taubman Mgmt.¹ Goldfinch¹ Macerich¹ Property Group¹ Centers¹ Blue Jay¹ RMZ² Implied NTM Cap Rate – 5.8% 6.1% 5.8% 6.3% 5.5% 5.6% – Current Ä Since Rumor (49)bps (46)bps (24)bps 5 bps (65)bps 25bps – P / 2018E FFO – Current 14.0 x 13.4 x 14.5 x 12.9 x 14.9 x 13.1 x 13.6 x Ä Since Rumor 1.2 x 1.8 x 1.4 x 0.1 x 3.0 x (2.5)x (1.7)x Ä 2018E FFO/sh Estimate 1.5% (3.7)% (3.9)% (1.5)% (3.2)% 1.0% – Since Rumor Source: Datastream, Goldfinch Management Projections, IBES, Green Street Advisors, Wall Street Research; market data and Green Street Advisors data as of 21-Mar-2018 Note: Rumor date of 6-Nov-2017. ¹ Goldfinch Mgmt. implied cap rate and FFO per Goldfinch Management Projections, with pre-rumor values calculated using Draft Goldfinch Management Projections as of 4-Dec-2017; Goldfinch implied cap rate per Green Street Advisors and FFO per IBES; Goldfinch peers’ implied cap rates per Green Street Advisors and FFO per IBES; Blue Jay implied cap rate based on the median of cap rates implied by NAV calculations per RBC Capital Markets, Evercore, and Scotiabank and Blue Jay FFO per IBES. ² RMZ FFO multiples calculated as the median of FFO multiples of all companies in the RMZ index per Datastream. Recent Developments 10

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Recent Market Commentary ï® “We continue to expect a deal to get be consummated and think Blue Jay’s improved offer is a key step towards securing Goldfinch…Recent comps (Unibail’s acquisition of Westfield) have led some to think Goldfinch should fetch an offer close to $30 using ~5% cap rate, which Westfield’s U.S. assets (~$720 sales psf) were implicitly valued. We think Goldfinch is worth ~$26/sh and use a 5.5% applied cap rate to value Goldfinch’s $587 sales psf portfolio. We also think that Blue Jay’s sizable, strategic stake in Goldfinch (~34%, with options to go above 40%) makes a competing bid unlikely, likely limiting the new offer upside.” – Mizuho, 19-Mar-2018 ï® “While we continue to believe Blue Jay controls the process, we think the level where Goldfinch has dropped makes for a more balanced split between the upside of an improved take out offer versus downside if no deal occurs … Though we believe there will ultimately be a deal for Goldfinch, we think Blue Jay is in no rush and will continue to use the general market weakness to its advantage. Whether Blue Jay consummates with Goldfinch in the near-term or waits, they are aligned with Goldfinch to make sure the portfolio is operating as best as it can. However, despite management’s affirmation on its 4Q17 earnings call that it’s business as usual at Goldfinch, we find it hard to believe that the well publicized corporate overture hasn’t had an impact on the daily and strategic operations” – Sandler O’Neill, 27-Feb-2018 ï® “We believe the ultimate deal will have more cash but that Blue Jay will use the increased cash consideration to say the deal is worth more if it still had the 50/50 cash/Blue Jay split. If mall valuations rebound before a deal is reached, presumably there would be a corresponding increase in capital willing to be a capital partner with Blue Jay that a higher bid makes sense. That said, we note that Blue Jay marked their Goldfinch position to $27 on their 4Q17 earnings call versus $30 with 3Q17. Based on the original 50/50 cash/Blue Jay shares, that $23 offer is now worth $22” – Sandler O’Neill, 27-Feb-2018 ï® “Most dedicated investors have told us they either can’t or don’t want to own Blue Jay stock… At an estimated 4.75% cap rate for Westfield’s US portfolio, based on our estimates, this transaction suggests that the latest Blue Jay [IFRS] valuation of Goldfinch is smoke and mirrors, in order to ensure success for another underwhelming offer…We would hope that Goldfinch’s independent board sees through the smoke and evaluates the merits of the proposed bid in the cold, hard light it deserves. ‘A’ malls are currently undervalued in the public markets, but sentiment can change as it has in the past.” – Boenning & Scattergood, 9-Feb-2018 ï® “While Blue Jay’s capital raising abilities are well known, the size of any increased cash bid for the 66% of Goldfinch it doesn’t own still represents a large absolute number, for which Brookfield still needs to earn fees on. Thus, we believe Brookfield may advocate that any increased cash component makes its bid “worth more“ simply by reducing the Blue Jay consideration.” – Sandler O’Neill, 8-Feb-2018 ï® “The bottom line result matched our estimate on disappointing SSNOI growth of 1.3%, the lowest reported in our Mall coverage so far this quarter. While leasing spreads and tenant sales numbers were healthy, the portfolio occupancy rates were lower each quarter this year” – BTIG, 7-Feb-2018 ï® “Elsewhere, Goldfinch used the Blue Jay M&A discussions to repel M&A related questions and not give FY18 FFO guidance, though the known building blocks suggest weak YOY growth to us. While ‘does [this] matter?’ is a fair question given ongoing M&A saga, the ssNOI misses cast some doubt on Goldfinch’s FY18 2-3% guide, especially given the challenging retail backdrop. Near-term, we expect Goldfinch to remain range-bound until more clarity on Blue Jay saga is given.” – Mizuho, 7-Feb-2018 Source: Broker research Recent Developments 11

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE III. Overview of Barbet Class A Stock

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Barbet Class A Stock Overview of Proposal Based on Latest Discussions; Subject to Finalized Documentation ï® Shares in a public REIT (entity that was formerly Goldfinch) with economics intended to mimic those of an existing Blue Jay unit in all material respects — Shares will trade independently, but will be exchangeable for cash equal to the value of Blue Jay units or Blue Jay units (see below “Exchangeability” section for details of the exchange mechanism), and paid the same dividend to Overview the extent cash is available at Barbet ï® Barbet will own all of Goldfinch’s legacy assets, subject to any property JVs or asset sales. Barbet shareholders will not have a claim on Blue Jay assets If less than 20% of Goldfinch shareholders elect to receive Barbet Class A stock, all Goldfinch shareholders will receive Blue Jay units and no public Barbet Class A stock will be issued — Results in a minimum market cap of ~$1bn for Barbet based on Blue Jay’s share price as of 21-Mar-2018 ï® Barbet Class A shareholders may at any time demand a redemption of their Class A shares for a cash value equal to the then trading price of a Blue Jay unit — If Barbet fails to deliver cash to satisfy the exchange request, Blue Jay will then have the discretion to satisfy the redemption by providing the stockholder with a Blue Jay unit — If Blue Jay fails to deliver a Blue Jay unit, Barbet Class A Shareholders will have the right to receive a Blue Jay unit from a pool of Blue Jay units held by Blackbird in a segregated pool; Blackbird has the option to satisfy the redemption in either cash or Blue Jay units – Should Blackbird ever be required to act as counterparty to the unit redemption, it takes ownership of the exchanged Barbet Class A share and steps into all the rights of a Class A shareholder Exchangeability – The Blackbird guarantee will terminate after 20 years, unless extended by mutual agreement of Blackbird and the majority of the independent directors of Barbet; the guarantee can also be terminated at any time by Blackbird with a vote of the majority of Class A shares not held by Blackbird or its affiliates – The number of units held in the segregated pool will be subject to adjustment in the event that Barbet issues additional Class A stock or if Barbet Class A shareholders are redeemed for cash or by the delivery of Blue Jay units directly by Blue Jay; however, Blackbird’s consent will be required for Barbet to issue additional Class A shares following closing ï® Ability to exchange to be available immediately following transaction close ï® Exchange to require a fixed notice period (proposal is 10 business days) Source: Barbet Information Overview of Barbet Class A Stock 13

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Barbet Class A Stock Overview of Proposal (Cont.) Based on Latest Discussions; Structure to be Finalized ï® Regular and special dividends will be equal to distributions paid on Blue Jay units, to the extent cash is available at Barbet ï® Dividends to Barbet Class A stockholders will be prioritized over distributions from Barbet to Barbet unitholders / Blue Jay (both quarterly and on a cumulative basis) Distribution Policy — Distributions to Blue Jay can only be made if ratio of Class A distributions / Barbet FFO is below 80%; subject to the 80% limit, Barbet can make additional distributions to Blue Jay above the Class A per share amount — If there is not enough cash flow to support distributions to Class A stockholders, Barbet may, but is not obligated to, raise cash through asset sales, refinancings, etc. to support the Class A dividend ï® In the event of any liquidation of Barbet (including related entities) or Blue Jay, Class A stock will be entitled to receive the same distributions as Blue Jay units, to the extent cash is available at Barbet Liquidation ï® In the event that Barbet’s public float becomes too small for Barbet to remain a viable public company, Blue Jay could collapse then Barbet structure and force Barbet shareholders to convert into Blue Jay or redeem their stock for cash; this threshold has not yet been determined ï® Barbet Class A stock has no voting rights (same as Blue Jay units), and the Barbet board will be identical to that of Blue Jay ï® Barbet will be externally managed by Blackbird through a Master Services Agreement (MSA) that is expected to be Governance substantially identical to the MSA between Blue Jay and Blackbird, including the fee calculation structure — Fee to be waived for the first 12 months ï® MSA payments will be a contractual obligation; however, if Barbet does not have sufficient cash to pay the MSA fee, Barbet may elect to pay the fee in Class A stock Incorporation / ï® Delaware / NASDAQ Listing / ï® Likely not eligible for S&P Composite Indices; Eligibility for RMZ is unclear Index Eligibility Source: Barbet Information Overview of Barbet Class A Stock 14

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE IV. Management Projections

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE A. Goldfinch Standalone

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Key Assumptions Underlying Goldfinch Management Projections ï® Periods from February 2018 onwards are management projections; prior periods reflect actual results Approach ï® 2018 and 2019 are based on detailed budgeting process; remaining years are extrapolations based on higher level assumptions ï® Rental revenue: — Factors in announced tenant bankruptcies through December 2017; no others assumed over the forecast period — FY 2018 – FY 2019: “space-by-space” build-up of occupancy and rent. Assume space vacated during 2017 is re-leased during 2018 such that occupancy returns to YE 2016 levels by YE 2018 Same-Store NOI — Thereafter: Projections are built up by mall based on lease maturity schedule and assumed retention rates, down-times, vacancy loss reserves, MLA spreads and market inflation rates. Different assumptions used for different sales bands ï® Other revenues and property-level expenses grown based on inflation assumptions by sales band ï® Office space at 685 Fifth Avenue excluded from same-store metrics as currently being marketed for sale ï® $15mm of lease termination fees p.a. from 2018 onwards (in-line with historical levels); 2018 includes an additional $17mm related to Teavana Other NOI ï® Other income includes NOI from properties that do not qualify as “same-store” in 2018 ï® (1.0)% yoy decline in management fees in 2018, based on detailed budget build-up; 1.9% growth in 2019; 3.0% annual growth thereafter — 2018 decline driven by unusually high level of fee-generating development and leasing activity in 2017 ï® (1.6)% yoy decline in property management costs in 2018 based on detailed budget build-up; 4.9% growth in 2019; 2.0% annual growth thereafter Other Revenues / ï® (10.9)% yoy decline in G&A expenses in 2018 based on detailed budget build-up; 3.6% growth in 2019; 2.0% annual growth thereafter Expenses — 2018 decline driven by cost saving measures and recent attrition ï® Investment income calculated based on investment maturity and returns profiles ï® $19mm of condo sales in 2018; condo sales complete in 2018 ï® FY 2018 – FY 2019: “Space-by-space” build-up of tenant allowances / ordinary capex CapEx ï® Thereafter: Tenant allowances / ordinary capex based on capex per square foot assumptions (different assumptions used for different sales bands) ï® Development capital built up by project. No new projects assumed beyond those in current development pipeline ï® Acquisitions: No acquisitions over the forecast period Other Investment ï® Asset sales: $135mm gross proceeds in 2018 from sale of 685 Fifth Avenue Office; no dispositions projected thereafter Activity ï® Investments: Several maturities in 2017 (reducing investment income in later years); ~$120mm new loans planned for 2018; no new activity thereafter ï® $80mm gross proceeds from Ala Moana condo sales in 2018; zero thereafter ï® Q1-Q3 2018 quarterly dividend of $0.22 / share (per Q1 declared level), increases to $0.23 / share in 4Q Dividends ï® Thereafter, dividend grown at 7% p.a. based on total FY 2018 payment of $0.89 — Results in AFFO payout ratio peaking at ~81% in 2019 before falling to ~70% in 2021 ï® Small amount (~$100mm) of mortgage paydown in 2018; thereafter, all maturing debt is refinanced at existing quantum and a ~5% interest rate ï® Mortgage debt amortization calculated by tranche according to terms of loan Capital Structure ï® No change in preferred stock outstanding ï® Revolver / cash balances are a function of cash flows ï® Interest expense / preferred coupons calculated based on average outstanding debt / preferred balance and applicable rates ï® ~1.5% increase in weighted average shares outstanding in 2018, related to cash-settled warrants exercise by Blue Jay and others in late 2017 Share Count ï® ~0.2% annual increase in diluted share count from 2019 onwards; related to equity-based compensation payments Source: Goldfinch Management Projections Management Projections 17

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Goldfinch Management Projections At Share | ($ in millions, except per share data) As Reported Per Goldfinch Management Select Income Statement Items 2016A 2017A 2018E 2019E 2020E 2021E 2022E 17A—‘22E Same Store NOI $ 2,213 $ 2,227 $ 2,291 $ 2,395 $ 2,506 $ 2,639 $ 2,710 4.0% % Growth 0.6% 2.9% 4.5% 4.6% 5.3% 2.7 % Plus: Lease Termination Income 20 42 34 15 15 15 15 Plus: Land Sales 11 12 3 3 0 0 0 Plus: Other NOI 7 21 21 7 7 7 7 Company NOI $ 2,251 $ 2,302 $ 2,348 $ 2,420 $ 2,528 $ 2,660 $ 2,732 3.5% % Growth 2.3% 2.0% 3.0% 4.5% 5.2% 2.7 % Adjusted Real Estate NOI¹ $ 2,223 $ 2,250 $ 2,319 $ 2,426 $ 2,553 $ 2,622 3.4% % Growth 1.2% 3.1% 4.6% 5.3% 2.7 % Company EBITDA $ 2,192 $ 2,166 $ 2,221 $ 2,283 $ 2,389 $ 2,520 $ 2,590 3.6% % Growth (1.2)% 2.5% 2.8% 4.7% 5.5% 2.8 % FFO / Share $ 1.53 $ 1.57 $ 1.51 $ 1.52 $ 1.62 $ 1.76 $ 1.83 3.1% % Growth 2.6% (4.1)% 1.1% 6.2% 8.6% 4.3 % AFFO / Share $ 1.20 $ 1.17 $ 1.14 $ 1.18 $ 1.35 $ 1.57 $ 1.65 7.0% % Growth (2.2)% (3.0)% 3.4% 14.9% 16.2% 4.7 % Dividend / Share $ 0.80 $ 0.88 $ 0.89 $ 0.95 $ 1.02 $ 1.09 $ 1.17 5.8 % AFFO Payout Ratio 66.7% 75.0% 78.2% 80.9% 75.3% 69.4% 70.9 % Source: Goldfinch Management Projections ¹ Adjusted Real Estate NOI calculated as same store NOI plus lease termination income plus other non-same store NOI ex. land sales less property level management fee. Property level management fee calculated as 3% of gross revenue for management fee. Gross revenue for management fee calculated as effective same-store gross revenue plus lease termination income plus other non-same store NOI ex. land sales. Management Projections 18

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Goldfinch Management Projections At Share | ($ in millions) Per Goldfinch Management Select Cash Flow Statement Items 2017A 2018E 2019E 2020E 2021E 2022E FFO $ 1,501 $ 1,461 $ 1,480 $ 1,575 $ 1,713 $ 1,789 Tenant allowance (182) (231) (217) (167) (88) (87) Ordinary capital (196) (125) (119) (90) (91) (93) AFFO $ 1,122 $ 1,105 $ 1,144 $ 1,318 $ 1,534 $ 1,609 Capitalized costs/non cash FFO (32) (54) (13) (14) (15) (15) Debt amortization (172) (197) (220) (253) (264) (275) Regular dividends (800) (830) (891) (947) (1,014) (1,086) Cash Flows After Dividends $ 119 $ 24 $ 21 $ 105 $ 241 $ 233 Development expenditures $(561) $(753) $(572) $(151) $(40) -Ala Moana condos 146 80 — —Asset acquisitions (313) — — -Notes receivable activity (27) 73 — 96 -Asset sales 76 35 — —Special dividend (230) — — -Stock repurchase (277) — — -Financings 229 (103) (1) (1) (3) (2) Warrant cash settlement 550 — — -Net preferred stock issuance/repayment — — —Construction financing 8 79 171 — -Issuance/(repayment) of revolver—500 375 45 (290) (235) Net Cash Flow $(279) $(65) $(6) $(3) $ 4 $(3) Balance Sheet Debt + Prefs $ 18,823 $ 18,961 $ 19,286 $ 19,077 $ 18,520 $ 18,008 Cash 383 310 304 301 305 302 Net Debt + Prefs / EBITDA 8.5 x 8.4 x 8.3 x 7.9 x 7.2 x 6.8 x Source: Goldfinch Management Projections Management Projections 19

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Comparison of Current Management Projections to Management Projections as of 4-Dec-2017 ($ in millions, except per share data) Management Projections % Variance vs. 4-Dec-17 Projections 2018E 2019E 2020E 2018E 2019E 2020E Commentary Global: Projections updated for Jan-2018 actual results Select P&L Line Items Office space at 685 Fifth excluded from Same Store NOI going forward; higher Same Store NOI $ 2,291 $ 2,395 $ 2,506 (0.3)% 0.2% 0.4 % anticipated bankruptcy impact in 2018E including Bon Ton and Charming Charlie; no longer selling 605 NMA / 200 Lafayette / Florence Mall Impacts on SS NOI plus reclassification of condo sales to below EBITDA, offset in Company NOI $ 2,348 $ 2,420 $ 2,528 (0.2)% 0.3% 0.4% 2018 by additional lease termination income Impacts on Company NOI plus increased management fees from Calpers at Company EBITDA $ 2,221 $ 2,283 $ 2,389 0.0% 0.4% 0.4 % Oakbrook Sears box, Bravern lease fee, bonus reduction due to recent attrition Impacts on Company EBITDA (but no impact from condo sale reclassification) plus: change in timing of 685 Office sale to 7/1, incremental partner loans, FFO/Share $ 1.51 $ 1.52 $ 1.62 1.5% 0.2% 0.4 % increase in interest expense due to reduction in disposition, acquisition of 2.5% of ABG, revised LIBOR curve, tax savings at TRS from tax cuts and JOBS Act One—Off Items Land Sales $ 3 $ 3—0.0% 0.0%—No changes in land sales proceeds Lease Termination Income $ 34 $ 15 $ 15 124.0% 0.0% 0.0% $17mm additional income in 2018 from Teavana lease termination Condo Sales $ 19 — 0.0% — No changes in condo sales proceeds Select Cash Flow Line Items Increased concessions due to continued retail disruption; change in timing of Tenant Allowances & Ordinary Capital $ 356 $ 335 $ 257 1.4% 0.5% 1.2 % actual cash outflow related to capex from earlier projections Difference in timing of development capex cash flow—‘18E-‘22E total Development Capex $ 753 $ 572 $ 151 0.8% (9.4)% 67.9 % development capex higher by $7mm Incremental proceeds from sale of Fallen Timbers and 685 Office more than Asset Sales $ 35 — (81.6)% —offset by not selling 605 NMA / 200 Lafayette / Florence Mall Notes Receivable Activity $ 73 — (22.9)% (100.0)%—Seller financing related to sale of 685 Office Q1-Q3 2018 quarterly dividend of $0.22 / share (per Q1 declared level), increases Dividends $ 830 $ 891 $ 947 (7.0)% (7.3)% (8.1)% to $0.23 / share in 4Q; Thereafter, dividend grown at 7% p.a. based on total FY 2018 payment of $0.89 Source: Goldfinch Management Projections, 4-Dec-17 Goldfinch Management Projections Management Projections 20

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Comparison of Management Projections to Consensus Estimates ($ in millions, except per share data) Management Projections 17A—‘19E Select Research / IBES / SNL¹ 17A—‘19E Variance 2018E 2019E CAGR 2018E 2019E CAGR 2018E 2019E Company NOI (at share) $ 2,348 $ 2,420 2.5% $ 2,417 $ 2,454 1.9% $(68) $(34) % Growth 2.0% 3.0% 4.3% 1.5% (2.8)% (1.4)% # of Analysts 4 3 EBITDA (at share) $ 2,221 $ 2,283 2.7% $ 2,261 $ 2,290 1.5% $(41) $(7) % Growth 2.5% 2.8% 3.2% 1.3% (1.8)% (0.3)% # of Analysts 5 4 FFO/Share $ 1.51 $ 1.52 (1.5)% $ 1.57 $ 1.64 1.3% $(0.06) $(0.12) % Growth (4.1)% 1.1% (0.6)% 4.5% (4.1)% (7.2)% # of Analysts 17 17 AFFO/Share $ 1.14 $ 1.18 0.1% $ 1.26 $ 1.33 4.1% $(0.12) $(0.15) % Growth (3.0)% 3.4% 6.8% 5.6% (9.6)% (11.5)% # of Analysts 7 7 Dividend/Share $ 0.89 $ 0.95 4.0% $ 0.90 $ 0.96 2.9% $(0.01) $(0.01) % Growth 1.1% 7.0% 2.3% 6.7% (1.1)% (0.8)% AFFO Payout Ratio 78.2% 80.9% 71.4% 72.2% 674 bps 872 bps # of Analysts 15 14 Source: Goldfinch Management Projections, Broker research, SNL Financial and IBES estimates; market data as of 21-Mar-2018 ¹ NOI (at share) and EBITDA (at share) per latest available Wall Street Research, FFO/Share and Dividend/Share per IBES consensus estimates and AFFO/Share per SNL consensus estimates. Management Projections 21

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE B. Blue Jay Standalone

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Key Assumptions Underlying Blue Jay Management Projections (1/2) ï® 5-year business plan through 2022 prepared on a proportionate, IFRS basis ï® Bottom-up preparation based on individual business plans submitted by each reporting entity (~60 in total): — Core Office: BPO, Canary Wharf, and several direct investments in individual assets — Core Retail: Goldfinch Basis of — Opportunistic: each individual investment within each of the funds Preparation ï® Business plan were prepared in Nov-2017 as part of Blue Jay’s annual process; balance sheet projections were subsequently updated for 4Q 2017 results — Ordinary course purpose is for planning purposes and quarterly performance evaluation (conducted by reporting entity) — Projections have been signed off by Blue Jay’s board of directors ï® Projections based on constant FX rates; key rates are GBP (1.309), EUR (1.175), CAD (0.798), AUD (0.790) ï® Based on Goldfinch management projections including topside adjustments to reflect Blue Jay views Core Retail — FFO is ~4–8% higher to reflect Blue Jay’s view of Goldfinch as relates to lease termination fees (~$10-20mm incremental FFO per year) and Segment densification opportunities at certain assets (~$100mm incremental FFO per year) ï® Modeled at share based on a constant ownership interest of 34.37% ï® 5.8% 2017-22E NOI CAGR Core Office — ~4% same store NOI CAGR over the projection period Segment — Significant level of development activity based on current pipeline / identified projects; majority of projects are stabilized in 2021 — Ordinary-course level of investment activity (disposal of mature assets and investment in assets with upside opportunity ï® Modelled by investment; reflect exit date for each investment given finite life fund structure — Results in most existing investments (from funds 1 and 2) being exited over the forecast period ï® New investments made over the forecast period related to Blue Jay’s ~$2.5bn commitment to Blackbird’s 3rd fund (currently being invested), and an Opportunistic assumed 4th fund of similar size anticipated to start being invested in 2021 Segment ï® New investments modeled using generic assumptions that are slightly conservative relative to Blackbird’s opportunistic real estate track record — Approximate assumptions used: 6-8% cap rate; 50-70% LTV; 4.5-5.5% debt costs; 3-4% G&A/revenue; 8-12% capex/NOI; 4% p.a. fair value growth ï® Plan also includes current/identified development projects ï® Composition of segment by asset type varies over life of plan but no new asset classes are assumed ï® Includes transaction costs, compensation related to employees of subsidiaries (e.g. BPO), professional fees (accounting, legal, etc.), facilities and technology, travel costs G&A ï® G&A grows at low-single digit rates with the exception of a >10% increase in 2022, driven by a step-up in the level of fund investment activity — Declines from ~7.6% of property-related revenues in 2018 to ~6.5% in 2022 ï® Fees to Blackbird associated with the Master Services Agreement which covers “corporate” functions — Base fee and equity enhancement distribution fee grow in line with projected growth in capitalization, partially offset by management and incentive MSA Payments fees related to Blue Jay investments in Blackbird opportunistic funds (“fund fees”), which are creditable against the MSA payments — Incentive fee (payable on Blue Jay distributions in excess of $1.10 per unit) are fully offset by fund fees over the forecast period Source: Blue Jay Standalone Management Projections Management Projections 23

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Key Assumptions Underlying Blue Jay Management Projections (2/2) ï® Includes asset management incentive fees, cash taxes, non-cash adjustments and working capital movements ï® Asset management incentive fees modeled based on planned disposition of assets held in funds Other ï® Cash taxes (excluded from FFO) fluctuate based on level and geography of disposition activity Operating Cash — Note: FFO excludes tax Flows ï® Working capital movements predominantly relate to changes in accounts payable and accounts receivable, which are impacted by fluctuations in the level of assets held for sale ï® Includes ordinary course capital recycling, development capex, maintenance capex, and TIs & LCs ï® New investments are both direct (for core office and core retail segments) and in the form of fund commitments (for opportunistic segment) — Net activity represents disposals of mature assets and new investments in assets with upside opportunity Investing Cash — ~$1-2bn of net disposition activity on an equity basis over the forecast period; heightened level in 2019 (~$2.7bn) due to exit of matured fund Flows investments ï® Development capex represents current development pipeline and already-identified new projects; level of spend is lower in the outer years of the projection period following a period of higher than normal development activity ï® Maintenance capex and TIs & LCs follow a similar trajectory, slowing over the projected period as developments come on line and are leased ï® New debt financing to fund cash requirements as well as refinancing of existing debt ï® Capital securities: — $500mm Class C Junior Preferred is exchanged for common equity on 30-Jun-2018 ($23.50 conversion price) — $750mm Class B Junior Preferred is redeemed for cash on 30-Jun-2019 Financing Cash — Class A Preferred tranches convert to common equity at year end in advance of maturity Flows / Capital ï® No other incremental equity raised over the projected period Structure ï® Leverage declines over the forecast period at debt + capital securities / EBITDA of ~15x as of YE 2017 to ~10x as of YE 2022 (excl. perpetual preferred securities) — Blue Jay management has a long-term leverage target of 50% debt / assets (IFRS basis) ï® Shift to increasingly fixed rate debt composition as floating rate debt matures, reaching 72% fixed by YE 2022 ï® No equity issuance modeled over projection period, model assumes only conversion of capital securities, i.e. no cash flow impact ï® 80% FFO payout ratio assumed over the forecast period, versus 2017 level of 82% Distributions ï® Results in 2017-22E DPS CAGR of 7.8% Share Count ï® Excludes convertible capital securities until they are converted; conversion assumed to take place at year end Source: Blue Jay Standalone Management Projections Management Projections 24

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Blue Jay Management Projections Proportionate | ($ in millions, except per share data) As Reported Per Blue Jay Management CAGR Select Income Statement Items 2016A 2017A 2018E 2019E 2020E 2021E 2022E 17A—‘22E Net Operating Income (NOI) Core Office $ 1,436 $ 1,356 $ 1,359 $ 1,374 $ 1,476 $ 1,682 $ 1,798 5.8 % Core Retail 676 701 809 829 866 911 936 6.0 % Opportunistic 625 731 846 998 993 1,100 1,232 11.0 % Total NOI $ 2,737 $ 2,788 $ 3,015 $ 3,202 $ 3,335 $ 3,694 $ 3,966 7.3% % Growth 1.9% 8.1% 6.2% 4.2% 10.7% 7.4 % Total MSA Payments $ 129 $ 130 $ 145 $ 160 $ 185 $ 215 $ 235 12.6 % G&A Expense 421 443 437 442 461 478 536 3.9 % Total MSA & G&A Expense $ 550 $ 573 $ 582 $ 602 $ 646 $ 693 $ 771 6.1 % EBITDA $ 2,311 $ 2,396 $ 2,656 $ 2,803 $ 2,969 $ 3,271 $ 3,591 8.4 % Memo: Interest Expense (Converted Capital Securities) $ 117 $ 117 $ 80 $ 41 -Memo: Interest Expense (Capital Security Redeemed for Stock) 17 — — Company FFO / Share $ 1.36 $ 1.44 $ 1.57 $ 1.69 $ 1.89 $ 2.06 $ 2.14 8.2% % Growth 5.9% 9.0% 7.6% 11.6% 9.0% 3.9 % Dividend / Share $ 1.12 $ 1.18 $ 1.26 $ 1.34 $ 1.52 $ 1.65 $ 1.72 7.8% % Growth 5.4% 6.8% 6.3% 13.4% 8.6% 4.2 % FFO Payout Ratio 82.4% 81.9% 80.3% 79.3% 80.4% 80.1% 80.4 % Source: Blue Jay Standalone Management Projections Management Projections 25

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Blue Jay Management Projections Proportionate | ($ in millions) Terminal Cash Per Blue Jay Management Flows Select Cash Flow Statement Items 2017A 2018E 2019E 2020E 2021E 2022E (2022 Adj.) Company FFO $ 1,017 $ 1,121 $ 1,226 $ 1,411 $ 1,589 $ 1,702 $ 1,702 Other Operating Cash Flow (1,222) (730) (626) (319) (95) 159 (192) Cash Flow from Operations $(205) $ 391 $ 600 $ 1,091 $ 1,493 $ 1,861 $ 1,510 Cash Flow from Investing Activities $(935) $(152) $ 481 $(1,030) $ 310 $(44) $(364) Cash Flow Financing—Debt 2,343 169 803 1,138 (355) (516) (26) Cash Flow Financing—Capital Securities/Pref (172) 10 (735) 5 (35) (72)—Cash Flow Financing—Equity (136) — — — Contribution from NCI 2,028 40 (0) (0) (0)—Cash Flow from Financing Activities $ 2,035 $ 2,208 $ 109 $ 1,142 $(390) $(588) $(26) Distributions to Investors (832) (900) (971) (1,137) (1,273) (1,367) Net Cash Flow After Distributions $ 63 $ 1,546 $ 218 $ 66 $ 140 $(138) Source: Blue Jay Standalone Management Projections Management Projections 26

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Blue Jay Management Projections Proportionate | ($ in millions) Per Blue Jay Management Balance Sheet 2017A 2018E 2019E 2020E 2021E 2022E Total Debt $ 33,120 $ 31,492 $ 32,504 $ 34,017 $ 35,268 $ 36,681 Capital Securities incl. Goldfinch Preferred Equity 3,169 2,691 1,383 833 251 179 Perpetual Preferred Securities 2,347 2,189 2,189 2,189 2,189 2,189 Total Debt + Preferreds $ 38,636 $ 36,373 $ 36,075 $ 37,039 $ 37,708 $ 39,049 Less: Cash 1,290 808 985 1,051 1,192 1,054 Net Debt + Preferreds $ 37,346 $ 35,565 $ 35,090 $ 35,988 $ 36,517 $ 37,994 Net Debt + Preferreds / EBITDA 15.6 x 13.4 x 12.5 x 12.1 x 11.2 x 10.6 x Total Debt + Capital Securities / EBITDA 15.1 12.9 12.1 11.7 10.9 10.3 Net Non-Operating Real Estate Assets $ 1,964 $ 4,796 $ 3,143 $ 2,195 $ 1,631 $ 709 NCI—Other (excl. Goldfinch Preferreds) 197 2,598 2,814 3,015 3,216 3,192 Average Units Outstanding 704.7 714.1 724.8 748.1 771.5 794.8 Ending Units Outstanding 703.6 724.8 748.1 771.5 794.8 794.8 Source: Blue Jay Standalone Management Projections Management Projections 27

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Comparison of Management Projections to Consensus Estimates ($ in millions, except per share data) Management Projections 17A—‘19E Select Research 17A—‘19E Variance 2018E 2019E CAGR 2018E 2019E CAGR 2018E 2019E Total NOI (at share) $ 3,015 $ 3,202 7.2% $ 3,014 $ 3,120 6.5% $ 1 $ 82 % Growth 8.1% 6.2% 3.5% 0.0% 2.6% # of Analysts 1 1 EBITDA (at share) $ 2,656 $ 2,803 8.2% $ 2,483 $ 2,645 7.0% $ 173 $ 158 % Growth 10.9% 5.5% 6.5% 7.0% 6.0% # of Analysts 1 1 FFO/Share $ 1.57 $ 1.69 8.0% $ 1.51 $ 1.58 4.7% $ 0.06 $ 0.11 % Growth 9.0% 7.6% 4.5% 5.0% 4.3% 7.0% # of Analysts 4 4 Dividend/Share $ 1.26 $ 1.34 6.6% $ 1.24 $ 1.30 5.0% $ 0.02 $ 0.04 % Growth 6.8% 6.3% 5.1% 4.8% 1.6% 3.1 % FFO Payout Ratio 80.3% 79.3% 82.4% 82.3% (214)bps (298)bps # of Analysts 3 3 Source: Blue Jay Standalone Management Projections, Broker research and IBES estimates; market data as of 21-Mar-2018 Management Projections 28

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Goldfinch Management Projections vs. Blue Jay Management Projections (Core Retail) ($ in millions, except per share data) Per Goldfinch / Blue Jay Management CAGR Select Income Statement Items 2018E 2019E 2020E 2021E 2022E ‘17A—‘22E Company FFO Per Goldfinch $ 1,461 $ 1,480 $ 1,575 $ 1,713 $ 1,789 3.6 % Per Blue Jay¹ 1,526 1,584 1,685 1,832 1,924 4.8% Ä FFO—$ $ 65 $ 104 $ 110 $ 119 $ 135 Ä FFO—% 4.4% 7.0% 7.0% 7.0% 7.6 % Source: Goldfinch Management Projections, Blue Jay Standalone Management Projections ¹ Blue Jay (at share) projections for Core Retail segment grossed up to 100% based on 34.37% ownership in Goldfinch assumed by Blue Jay for the projections period. Management Projections 29

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE C. Blue Jay Pro Forma

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Key Assumptions Underlying Blue Jay Pro Forma Management Projections Basis of ï® Financial information prepared on an IFRS accounting basis Preparation ï® Assumed transaction close of 30-Jun-2018 for illustrative purposes ï® Aggregate consideration to Goldfinch shareholders (excl. Blue Jay) of: — $9.25bn cash — 255mm units Transaction ï® Blue Jay assumes all of Goldfinch’s outstanding debt, preferred equity and cash with the following exceptions: — Goldfinch’s revolver balance is repaid Uses — $123mm Columbiana mortgage is repaid at 20% release premium — Note: Consents required on ~$1.5bn of Goldfinch debt; projections assume these consents are obtained ï® ~$366mm transaction costs — $330mm paid by Barbet; remainder by Blue Jay ï® ~$6.0bn of new permanent debt issued at Barbet, including Term Loan A, Term Loan B and new property-level mortgage debt Transaction ï® ~$4.0bn equity proceeds from sales of JV interests in Goldfinch assets to be completed concurrent with close Financing Plan ï® ~$342mm of revolver draw / cash balance reduction ï® Blue Jay transaction costs (~$36mm) funded via Blue Jay revolver draw Subsequent ï® Term loans issued in conjunction with the transaction are paid down over the forecast period (~$4.6bn through YE 2022) via: Financing — $2.2bn equity proceeds from asset sales to be completed between transaction close and YE 2019 Activity — Additional property-level debt issued over the forecast period ï® ~$650-700mm of lost NOI p.a. (run-rate) following completion of sale of JV interests ï® Incremental income from: — Additional management fees related to new joint ventures (~$50mm p.a. run-rate) FFO — Additional capital investment and additional densification projects (~$55mm p.a. run-rate) Adjustments ï® ~$25-30mm of annual G&A savings related to public company and other corporate costs to be provided under the Blackbird MSA going forward ï® ~$65-75mm p.a. of incremental MSA fees payable as a result of the transaction’s impact on Blue Jay’s capitalization — MSA fees are waived for the first 12 months ï® Remainder of adjustment is incremental interest expense, based on transaction financing and subsequent financing activity as described above Dividend ï® Pro forma dividend per share maintained at standalone levels Source: Blue Jay Pro Forma Management Projections Management Projections 31

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Transaction Sources & Uses Sources Uses mm shares $mm $mm Equity issued to Goldfinch S/hrs 254.8 $ 5,052 Purchase of Goldfinch equity $ 14,302 Total Equity Sources $ 5,052 Paydown of Goldfinch revolver 441 Prepayment of Columbiana mortgage 148 Term Loan A $ 3,500 Payment of 2Q Goldfinch dividend 220 Term Loan B¹ 2,000 Goldfinch transaction costs 60 Equity proceeds from asset sales¹ 4,028 Blue Jay Transaction costs incurred within Barbet 270 New property level debt¹ 519 Blue Jay Transaction costs incurred within Blue Jay 36 Revolver draw 214 Total Uses $ 15,477 Goldfinch Cash 128 Total Cash Sources—Barbet $ 10,389 Blue Jay Revolver Draw 36 Total Cash Sources—Blue Jay $ 36 Total Cash Sources $ 10,425 Total Sources $ 15,477 Source: Blue Jay Pro Forma Management Projections, company filings, transaction documents, Bloomberg; market data as of 21-Mar-2018 Note: Numbers may not sum due to rounding impacts. ¹ Covered by $6.285bn bridge facility (excl. portion of bridge covering Goldfinch debt subject to consents). Management Projections 32

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Balance Sheet Bridge Illustrative Roll-Forward as of 30-Jun-2018 â”, Proportionate Status Quo Entities Transaction Sources and Uses At Close Goldfinch Asset / Blue Jay Standalone Equity Debt Asset Transaction 2Q Dividend Merger Pro Forma Blue Jay Consolidated Ex. Goldfinch At 100% Markup¹ Financing Sales Expenses Payment Consideration Blue Jay Assets Net Property and Equipment $ 48,353 $ 26,745 $ 14,440—$(7,560) ——$ 81,978 Cash 1,165 428—5,644 4,028 (330) (220) (9,250) 1,465 Other Assets 2,965 2,239 — — — 5,204 Total Assets $ 52,483 $ 29,412 $ 14,440 $ 5,644 $(3,532) $(330) $(220) $(9,250) $ 88,648 Liabilities + Shareholders’ Equity Total Debt $ 25,495 $ 18,869—$ 5,644 $(3,532) $ 36 — $ 46,513 Capital Securities 2,577 — — ——2,577 Other Liabilities 5,106 1,309 — — (220)—6,195 Total Liabilities $ 33,179 $ 20,178—$ 5,644 $(3,532) $ 36 $(220)—$ 55,285 Redeemable NCI² 2,587 248 (196) — ——2,640 Preferred Equity 2,106 242 8 — ——2,356 Common Equity 14,611 8,743 14,628 — (366)—(9,250) 28,367 Total Liabilities + Equity $ 52,483 $ 29,412 $ 14,440 $ 5,644 $(3,532) $(330) $(220) $(9,250) $ 88,648 Source: Blue Jay Pro Forma Management Projections ¹ Represents asset markup based on estimated Goldfinch fair value per share of $23.50. ² Includes Goldfinch preferred OP units. Management Projections 33

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE FFO Bridge ($ in millions, except per share data) 2H2018 2019 2020 2021 2022 Standalone Blue Jay FFO $ 612 $ 1,226 $ 1,411 $ 1,589 $ 1,702 Plus: Unowned Portion of Goldfinch Standalone Plan¹ 526 1,040 1,106 1,202 1,263 Less: NOI from Asset Sales (221) (490) (643) (677) (695) Plus: Additional Management Fees From New JVs 14 36 47 49 52 Plus: Revenue Synergies² 12 24 55 56 54 Plus: G&A Savings 13 25 27 29 31 Less: Incremental MSA Payment—(32) (66) (69) (73) Less: Net Incremental Interest Expense (60) (112) (20) (46) (63) Pro Forma Blue Jay Pro Forma FFO $ 896 $ 1,716 $ 1,917 $ 2,133 $ 2,271 Source: Blue Jay Pro Forma Management Projections Note: Number may not sum due to rounding impacts. ¹ Based on Blue Jay’s status quo 34% ownership. ² Sources include incremental NOI from incremental capex and additional income from higher densification activity under Blue Jay ownership. Management Projections 34

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Pro Forma Blue Jay Management Projections Proportionate | ($ in millions, except per share data) Per Blue Jay Management CAGR Select Income Statement Items 2H 2018E 2019E 2020E 2021E 2022E 19E—‘22E Net Operating Income (NOI) Core Office $ 680 $ 1,374 $ 1,476 $ 1,682 $ 1,798 9.4 % Core Retail 980 1,906 1,890 1,993 2,053 2.5 % Opportunistic 436 998 993 1,100 1,232 7.3 % Total NOI $ 2,092 $ 4,278 $ 4,360 $ 4,775 $ 5,083 5.9% % Growth 1.9% 9.5% 6.5 % Blue Jay Standalone MSA Payment $ 75 $ 160 $ 185 $ 215 $ 235 13.7 % Incremental MSA Payment—32 66 69 73 31.6 % Total MSA Payments $ 75 $ 192 $ 251 $ 284 $ 308 17.1 % Blue Jay (ex. Goldfinch) G&A Expense 144 303 307 315 360 5.9 % Goldfinch G&A Expense 109 227 227 231 235 1.2 % Less: G&A Synergies (13) (25) (27) (29) (31) 7.4 % Pro Forma G&A Expense $ 241 $ 505 $ 506 $ 517 $ 564 3.8 % Total MSA & G&A Expense $ 316 $ 697 $ 757 $ 801 $ 872 7.8 % EBITDA $ 1,909 $ 3,787 $ 3,886 $ 4,246 $ 4,483 5.8 % Pro Forma—Company FFO / Share $ 0.91 $ 1.75 $ 1.91 $ 2.08 $ 2.16 7.3% % Growth 9.1% 8.9% 3.8 % Blue Jay Standalone—Company FFO / Share $ 0.84 $ 1.69 $ 1.89 $ 2.06 $ 2.14 8.2% % FFO Accretion / (Dilution) 8.0% 4.3% 0.6% 0.5% 0.9 % Dividend / Share $ 1.34 $ 1.52 $ 1.65 $ 1.72 8.7% % Growth 6.3% 13.4% 8.6% 4.2 % FFO Payout Ratio 76.6% 79.6% 79.3% 79.6 % Source: Blue Jay Pro Forma Management Projections Note: Totals may not sum to the line items above due to rounding. Management Projections 35

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Pro Forma Blue Jay Management Projections Proportionate | ($ in millions) Per Blue Jay Management Balance Sheet 30-Jun-18 2018E 2019E 2020E 2021E 2022E Total Debt $ 46,513 $ 46,458 $ 44,310 $ 46,055 $ 47,296 $ 48,758 Capital Securities 2,577 2,587 1,279 729 147 75 Perpetual Preferred Securities 2,356 2,356 2,356 2,356 2,356 2,356 Total Debt + Preferreds $ 51,446 $ 51,401 $ 47,945 $ 49,140 $ 49,799 $ 51,189 Less: Cash 1,465 1,169 1,347 1,517 1,784 2,013 Net Debt + Preferreds $ 49,981 $ 50,232 $ 46,598 $ 47,623 $ 48,015 $ 49,176 Net Debt + Preferreds / EBITDA 12.3 x 12.3 x 11.3 x 11.0 x Total Debt + Capital Securities / EBITDA 12.0 12.0 11.2 10.9 Average Units Outstanding 968.9 979.5 1,002.9 1,026.2 1,049.6 Ending Units Outstanding 979.5 1,002.9 1,026.2 1,049.6 1,049.6 Source: Blue Jay Pro Forma Management Projections Management Projections 36

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Barbet Management Projections Proportionate | ($ in millions, except per share data) Per Blue Jay Management CAGR 2H 2018E 2019E 2020E 2021E 2022E 19E—‘22E Total NOI $ 980 $ 1,906 $ 1,890 $ 1,993 $ 2,053 2.5% % Growth (0.8)% 5.4% 3.0 % Goldfinch G&A Expense $ 109 $ 227 $ 227 $ 231 $ 235 1.2 % Incremental MSA Fee 0 32 66 69 73 31.6 % Less: G&A Synergies (13) (25) (27) (29) (31) 7.4 % Total G&A & MSA Expense $ 96 $ 234 $ 266 $ 271 $ 277 5.8 % EBITDA $ 979 $ 1,887 $ 1,864 $ 1,976 $ 2,050 2.8 % FFO $ 559 $ 1,034 $ 1,085 $ 1,174 $ 1,230 6.0% % Growth 4.9% 8.2% 4.8 % Maintenance Capex $(152) $(326) $(236) $(172) $(152) AFFO $ 407 $ 708 $ 849 $ 1,002 $ 1,078 15.0% % Growth 19.9% 18.0% 7.6 % Dividends to Class A Shareholders $ 161 $ 341 $ 387 $ 420 $ 438 8.7 % Dividends to Blue Jay 286 486 481 519 546 4.0 % Total Dividends $ 447 $ 827 $ 868 $ 939 $ 984 6.0% % Growth 5.0% 8.2% 4.8 % FFO Payout Ratio 80.0% 80.0% 80.0% 80.0% 80.0 % AFFO Payout Ratio 109.8% 116.8% 102.2% 93.7% 91.3 % Per Share Data: FFO / Share $ 0.97 $ 1.79 $ 1.88 $ 2.03 $ 2.13 6.0 % Dividends / Share to Class A Shareholders $ 0.63 $ 1.34 $ 1.52 $ 1.65 $ 1.72 8.7 % Dividends / Share to Blue Jay $ 0.88 $ 1.50 $ 1.49 $ 1.60 $ 1.69 4.0 % Capitalization Data: Total Debt $ 21,153 $ 18,140 $ 18,302 $ 18,202 $ 18,159 Preferred Shares 303 303 303 303 303 Less: Cash (250) (250) (250) (250) (250) Net Debt + Preferred $ 21,206 $ 18,193 $ 18,355 $ 18,255 $ 18,212 Net Debt + Preferred / EBITDA 10.8 x 9.6 x 9.8 x 9.2 x 8.9 x Class A Shares Outstanding (mm) 254.8 254.8 254.8 254.8 254.8 Blue Jay Shares Outstanding (mm) 323.6 323.6 323.6 323.6 323.6 Total Shares Outstanding (mm) 578.4 578.4 578.4 578.4 578.4 Source: Blue Jay Pro Forma Management Projections Management Projections 37

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE V. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE A. Financial Analyses: Goldfinch Standalone

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Summary of Illustrative Financial Analyses: Goldfinch Standalone Stock Price (Pre-Rumor): $ 19.01 Blended Offer Price: $ 22.06 Implied 2018E 6.2% Implied 2018E Cap Rate¹ 5.7% Implied 2018E Cap Rate¹ Methodology Cap Rate¹ Commentary 12.6x 2018E FFO Multiple 14.7x 2018E FFO Multiple Present Value of ï® Illustrative Implied Exit Cap Rate Range: 5.75% – 6.75% Future Stock Price $ 15.77 $ 24.16 1 5.4%—6.7% ï® Illustrative Cost of Equity: 8.1% (Implied 1YF Exit Cap ï® Exit Year: Range of YE2017 – YE2021 Rate) Present Value of ï® Illustrative P / NTM FFO range: 10.0x – 15.0x 2 Future Stock Price $ 14.93 $ 23.43 5.5%—6.9% ï® Illustrative Cost of Equity: 8.1% (P / 1YF FFO) ï® Exit Year: Range of YE2017 – YE2021 Financial Analyses Levered Discounted ï® Illustrative Cost of Equity range: 7.5%—8.5% 3 $ 19.42 $ 27.20 5.0%—6.1% Cash Flow Analysis ï® Illustrative FCF Terminal Growth Rate range: 1.5%—2.5% Precedent REIT ï® Public REIT transactions over past 5 years Transactions: Premia ï® 25th Percentile Premium to Undisturbed Price: 8.5% 4 $ 20.62 $ 22.71 5.6%—5.9% to Undisturbed 1-Day ï® 75th Percentile Premium to Undisturbed Price: 19.5% Prior Price ï® Applied to pre-rumor price of $19.01 ï® Based on 52-week period through pre-rumor date (6-Nov-2017) 5 52-Week High / Low $ 18.83 $ 27.10 5.1%—6.2% ï® High: $27.10 (15-Nov-2016) ï® Low: $18.83 (3-Nov-2017) ï® High: Boenning & Scattergood (9-Feb-2018) — High excluding Boenning & Scattergood (BTIG, Reference Analyst Price Target $ 18.00 $ 27.50 5.0%—6.3% 14-Mar-2018): $27.50 6 Information $ 34.50 ï® Low: Goldman Sachs (23-Feb-2018) ï® Median: $24.00 (of 17 data points) ï® High: Boenning & Scattergood (9-Feb-2018) Analyst NAV Per $ 23.55 $ 34.79 4.3%—5.5% ï® Low: RBC Capital Markets (12-Feb-2018) 7 Share ï® Median: $27.11 (of 15 data points) $ 10.00 $ 20.00 $ 30.00 $ 40.00 Implied 2018E Cap Rate¹ 8.1% 6.0% 4.8% 3.9% Source: Goldfinch Management Projections, SNL Financial, Green Street Advisors, IBES, Bloomberg, Broker Research; market data as of 21-Mar-2018 ¹ Implied cap rate based on 2018E Adjusted Real Estate NOI per Goldfinch Management Projections. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 40

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE 1 Green Street Implied Cap Rates Over Time Goldfinch vs. Peers | Last Five Years 7.0% Current Current Pre-Rumor Nominal Implied Implied Average Implied Cap Rate Cap Rate Cap Rate Cap Rate 3M 1Y 3Y 5Y Goldfinch 5.43% 6.05% 6.51% 5.90% 6.01% 5.56% 5.53% 6.5% MAC 5.04 5.78 6.02 5.67 5.73 5.20 5.25 SPG 5.16 6.29 6.24 6.15 6.06 5.42 5.33 TCO 4.38 5.47 6.12 5.32 5.52 5.19 5.26 6.29% 6.05% 6.0% 5.78% 5.47% 5.5% 5.0% 4.5% Goldfinch MAC SPG TCO 4.0% Mar-2013 Mar-2014 Mar-2015 Mar-2016 Mar-2017 Mar-2018 Average 2013 2014 2015 2016 2017 YTD Goldfinch 5.60% 5.49% 5.19% 5.31% 5.97% 5.91% MAC 5.50 5.37 4.73 4.93 5.68 5.69 SPG 5.26 5.23 4.98 5.05 5.90 6.17 TCO 5.43 5.37 5.03 4.99 5.46 5.34 Source: Green Street Advisors; market data as of 21-Mar-2018, pre-rumor market data as of 6-Nov-2017 ¹ 2013 average based on data starting from 22-Feb-2013. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 41

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE 1 Illustrative Present Value of Future Stock Price: Goldfinch Standalone Based on Cap Rate on 1-Year Forward NOI Undiscounted Future Share Price (Excl. Dividends) Present Value of Future Share Price and Dividends $ 28.46 Discounted to 31-Dec-2017 $ 26.71 $ 24.26 $ 24.16 $ 22.73 $ 23.65 $ 23.01 $ 22.44 1-Yr Green $ 21.76 $ 22.06 $ 21.76 $ 21.87 $ 22.06 Street $ 21.39 $ 20.17 Advisors $ 19.20 $ 19.44 $ 19.01 $ 21.54 $ 19.01 Implied Cap $ 17.88 $ 18.10 $ 17.04 $ 17.04 $ 17.38 $ 19.96 Rate Range $ 19.09 $ 18.30 (Pre-Rumor): $ 17.83 $ 16.57 $ 16.94 5.6%—6.5% $ 15.77 $ 16.18 $ 15.77 Pre- Blended YE 2017 2018E 2019E 2020E 2021E Pre- Blended YE 2017 2018E 2019E 2020E 2021E Rumor Offer Price Rumor Offer Price 6.75% Implied Cap Rate 6.51% Implied Cap Rate 5.75% Implied Cap Rate (Goldfinch Pre-Rumor)² Assumptions Per Goldfinch Management Projections YE 2017 2018E 2019E 2020E 2021E CAGR 1-Year Forward Adjusted Real Estate NOI¹ $ 2,250 $ 2,319 $ 2,426 $ 2,553 $ 2,622 3.9 % Common Dividends Per Share $ 0.89 $ 0.95 $ 1.02 $ 1.09 7.0 % Cumulative Dividends Per Share $ 0.89 $ 1.84 $ 2.86 $ 3.95 Illustrative Cost of Equity 8.1 % Source: Goldfinch Management Projections, Company filings, Green Street Advisors, Axioma, Bloomberg, IBES; market data as of 21-Mar-2018, Goldfinch pre-rumor date of 6-Nov-2017 Note: Dividends are discounted to 31-Dec-2017 assuming four quarter end payments. Share prices are discounted to 31-Dec-2017 using year-end convention. ¹ Shown on one-year forward basis (i.e., YE 2017 figure is FY 2018E Adjusted Real Estate NOI). CAGR shown is based on 2018E and 2022E Adjusted Real Estate NOI. ² Pre-rumor implied cap rate per Green Street Advisors. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 42

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE 2 P / NTM FFO Multiples Over Time Goldfinch vs. Peers | Last Five Years 25.0 x Pre-Rumor 3M Avg 1Y Avg 3Y Avg 5Y Avg Goldfinch 11.8 x 14.0 x 13.9 x 16.3 x 16.8 x MAC 13.2 15.2 14.7 17.3 17.7 SPG 12.8 13.2 13.5 16.2 16.9 TCO 11.9 15.9 15.1 18.2 18.9 Mul tiple 20.0 x FO P/F ighte d We m e—Ti 15.0 x 14.8 x NTM 14.3 x 13.3 x 12.7 x Goldfinch MAC SPG TCO 10.0 x Mar-2013 Mar-2014 Mar-2015 Mar-2016 Mar-2017 Mar-2018 Average 2013 2014 2015 2016 2017 YTD Goldfinch 17.3 x 17.2 x 18.3 x 17.5 x 14.3 x 14.0 x MAC 17.5 17.8 20.3 18.3 14.9 15.2 SPG 17.8 17.5 18.3 17.7 14.0 13.2 TCO 19.9 19.6 21.4 18.9 15.5 15.8 Source: Bloomberg; market data as of 21-Mar-2018, pre-rumor market data as of 6-Nov-2017. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 43

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE 2 Illustrative Present Value of Future Stock Price: Goldfinch Standalone Based on 1-Year Forward FFO per Share Multiple Undiscounted Future Share Price (Excl. Dividends) Present Value of Future Share Price and Dividends $ 27.46 Discounted to 31-Dec-2017 $ 26.34 $ 24.26 $ 22.59 $ 23.35 $ 23.43 $ 22.59 $ 22.84 $ 22.44 $ 21.97 1-Yr IBES $ 22.06 $ 22.06 $ 21.62 Consensus $ 20.73 P/NTM FFO $ 19.01 $ 18.92 $ 19.15 $ 19.01 $ 19.10 Range $ 17.78 $ 17.98 $ 17.78 $ 18.02 $ 17.48 (Pre-Rumor): $ 18.31 11.8x–16.7x $ 17.56 $ 16.73 $ 16.17 $ 16.41 $ 15.23 $ 15.06 $ 15.52 $ 15.06 $ 14.93 Pre- Blended YE 2017 2018E 2019E 2020E 2021E Pre- Blended YE 2017 2018E 2019E 2020E 2021E Rumor Offer Price Rumor Offer Price 10.0x Forward P / FFO 11.8x Forward P / FFO 15.0x Forward P / FFO (Goldfinch Pre-Rumor)² Assumptions Per Goldfinch Management Projections YE 2017 2018E 2019E 2020E 2021E CAGR 1-Year Forward FFO Per Share¹ $ 1.51 $ 1.52 $ 1.62 $ 1.76 $ 1.83 5.0 % Common Dividends Per Share $ 0.89 $ 0.95 $ 1.02 $ 1.09 7.0 % Cumulative Dividends Per Share $ 0.89 $ 1.84 $ 2.86 $ 3.95 Illustrative Cost of Equity 8.1 % Source: Goldfinch Management Projections, Axioma, Bloomberg, IBES; market data as of 21-Mar-2018, Goldfinch pre-rumor date of 6-Nov-2017 Note: Dividends are discounted to 31-Dec-2017 assuming four quarter end payments. Share prices are discounted to 31-Dec-2017 using year-end convention. ¹ Shown on one-year forward basis (i.e., YE 2017 figure is FY 2018E FFO). CAGR shown is based on 2018E and 2022E FFO. ² Pre-rumor Forward FFO multiple per IBES consensus. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 44

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE 3 Illustrative Discounted Levered Free Cash Flow Analysis: Goldfinch Standalone ($ in millions) 2017E 2018E 2019E 2020E 2021E 2022E Terminal EBITDA $ 2,221 $ 2,283 $ 2,389 $ 2,520 $ 2,590 $ 2,590 Less: Interest Expense (801) (806) (820) (812) (801) (801) Plus: Net Other Income 42 3 5 5 (0) (0) FFO $ 1,461 $ 1,480 $ 1,575 $ 1,713 $ 1,789 $ 1,789 Less: Maintenance Capex (356) (335) (257) (179) (180) (180) AFFO $ 1,105 $ 1,144 $ 1,318 $ 1,534 $ 1,609 $ 1,609 Less: Development Capex (753) (572) (151) (40) —Less: Mandatory Debt Amortization (197) (220) (253) (264) (275) -Less: Other Cash Flow Items 110 157 (15) 79 (16)—Levered Free Cash Flow $ 265 $ 510 $ 899 $ 1,308 $ 1,317 $ 1,609 Terminal Value¹ $ 26,773 Source: Company filings, Goldfinch Management Projections, Axioma, Bloomberg, Green Street Advisors ¹ Based on 8.1% illustrative cost of equity and 2.0% illustrative terminal growth rate. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 45

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE 3 Illustrative Discounted Levered Free Cash Flow Analysis: Goldfinch Standalone Implied Current Share Price % of Equity Value from Terminal Value Terminal Growth Rate Terminal Growth Rate # #### 1.50% 1.75% 2.00% 2.25% 2.50% $ 0.84 1.50% 1.75% 2.00% 2.25% 2.50% 7.50% $ 23.06 $ 23.96 $ 24.94 $ 26.02 $ 27.20 7.50% 84.7% 85.3% 85.8% 86.4% 87.0 % ity ity qu 7.75% 22.04 22.86 23.75 24.72 25.79 qu 7.75% 84.1% 84.7% 85.2% 85.8% 86.4 % E E 8.13% 20.64 21.36 22.13 22.97 23.89 8.13% 83.2% 83.7% 84.3% 84.9% 85.5 % of of Cost 8.25% 20.23 20.91 21.66 22.46 23.34 Cost 8.25% 82.9% 83.5% 84.0% 84.6% 85.2% 8.50% 19.42 20.05 20.73 21.47 22.27 8.50% 82.3% 82.9% 83.4% 84.0% 84.6 % Implied Terminal Multiple (P / NTM FFO) Implied Terminal Cap Rate Terminal Growth Rate Terminal Growth Rate # #### 1.50% 1.75% 2.00% 2.25% 2.50% 6.1% 1.50% 1.75% 2.00% 2.25% 2.50% 7.50% 14.6 x 15.3 x 16.0 x 16.8 x 17.7 x 7.50% 6.0% 5.9% 5.7% 5.5% 5.3 % it y it y qu 7.75% 14.0 14.7 15.3 16.1 16.9 qu 7.75% 6.2% 6.0% 5.9% 5.7% 5.5 % EE f o 8.13% 13.2 13.8 14.4 15.0 15.7 o f 8.13% 6.4% 6.3% 6.1% 5.9% 5.8 % st st 8.25% 13.0 13.5 14.1 14.7 15.4 8.25% 6.5% 6.3% 6.2% 6.0% 5.8 % Co 8.50% 12.5 13.0 13.6 14.1 14.8 Co 8.50% 6.6% 6.5% 6.3% 6.2% 6.0 % Source: Company filings, Goldfinch Management Projections, Axioma, Bloomberg, Green Street Advisors Note: Discounted to YE 2017. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 46

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE 4 Precedent US REIT Transaction Premia Deals >$1bn in Value | Last 5 Years Premium to Transaction Value Undisturbed 1-Day Date Announced Acquiror Name Target Name ($bn)¹ Prior Consideration 8/10/2017 Invitation Homes Starwood Waypoint Homes $ 8.6 0.8 % Stock 7/4/2017 Greystar Real Estate Partners Monogram Residential Trust, Inc. 4.0 22.4 % Cash 6/30/2017 Canada Pension Plan Investment Board Parkway, Inc. 1.3 13.1 % Cash 6/28/2017 Government Properties Income Trust First Potomac Realty Trust 1.5 5.1 % Cash 6/9/2017 Digital Realty Trust, Inc. DuPont Fabros Technology, Inc. 7.2 14.9 % Stock 5/7/2017 Sabra Health Care REIT, Inc. Care Capital Properties, Inc. 4.1 11.8 % Stock 4/24/2017 RLJ Lodging Trust FelCor Lodging Trust Incorporated 2.9 16.7 % Stock 2/27/2017 Tricon Capital Group Silver Bay Realty Trust Corp. 1.5 19.4 % Cash 11/14/2016 Regency Centers Corp Equity One, Inc. 5.8 15.3 % Stock 8/15/2016 Mid-America Apartment Cmnty Post Properties, Inc. 4.9 16.6 % Stock 4/29/2016 Cousins Properties Inc Parkway Properties, Inc. 4.0 13.0 % Stock 2/25/2016 Brookfield Asset Mgmt Inc Rouse Properties, Inc. 2.6 35.3 % Cash 12/15/2015 DRA Advisors LLC IRC Retail Centers 2.1 6.6 % Cash 12/3/2015 American Homes 4 Rent American Residential Properties, Inc. 1.4 8.7 % Stock 10/16/2015 Harrison Street Re Capital LLC Campus Crest Communities, Inc. 1.7 24.4 % Cash 10/8/2015 Blackstone RE Partners VIII LP BioMed Realty Trust, Inc. 8.1 23.8 % Cash 9/8/2015 Blackstone RE Partners VIII LP Strategic Hotels & Resorts, Inc. 5.9 4.8 % Cash 6/22/2015 Lone Star Funds Home Properties, Inc. 7.9 3.4 % Cash 4/22/2015 Brookfield Asset Mgmt Inc Associated Estates Realty Corporation 2.5 17.4 % Cash 4/10/2015 Blackstone Ppty Partners LP Excel Trust, Inc. 2.8 14.5 % Cash 10/31/2014 Omega Healthcare Investors Inc Aviv REIT, Inc. 2.8 16.2 % Stock 9/16/2014 Washington Prime Group Inc Glimcher Realty Trust 4.3 34.1 % Cash / Stock 6/2/2014 Ventas Inc American Realty Capital Healthcare Trust, Inc. 2.4 13.9 % Cash / Stock 12/9/2013 Essex Property Trust Inc BRE Properties, Inc. 6.2 (2.1)% Cash / Stock 10/23/2013 American Rlty Capital Ppty Inc Cole Real Estate Investments, Inc. 10.9 7.8 % Cash / Stock 6/3/2013 Mid-America Apartment Communities, Inc. Colonial Properties Trust 4.2 10.7 % Stock 5/28/2013 American Rlty Capital Ppty Inc CapLease, Inc. 2.1 19.7 % Cash 4/25/2013 Brookfield Office Pptys Inc MPG Office Trust, Inc. 2.1 21.2 % Cash Low $ 1.3 (2.1)% Mean $ 4.1 14.6 % Median $ 3.5 14.7 % High $ 10.9 35.3% 25th Percentile $ 2.1 8.5% 75th Percentile $ 5.8 19.5 % Source: Company filings, SNL, Thomson Reuters, CapIQ Note: Excludes Mortgage REIT transactions. ¹ Total Transaction Size per CapIQ. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 47

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE 6/7 Goldfinch Research Analyst Views NAV Broker Estimate Date Rating Price Target per Share Primary Valuation Methodology Bank of America¹ 7-Feb-18 Buy $ 25.00 $ 25.00 NAV Barclays 8-Feb-18 Hold 23.00 33.97 NAV, DCF, “sentiment/regression” BMO Capital Markets 17-Nov-17 Hold 22.00 27.69 NAV, DCF Boenning & Scattergood 9-Feb-18 Buy 34.50 34.79 NAV BTIG 14-Mar-18 Buy 27.50 32.93 NAV; FFO multiple Citibank 17-Nov-17 NA 27.50 29.90 NAV Deutsche Bank 8-Feb-18 Hold 24.00 NA NAV Evercore 7-Feb-18 Hold 26.00 25.29 NAV, DCF Goldman Sachs¹ 23-Feb-18 Sell 18.00 NA AFFO multiple Green Street Advisors² 14-Mar-18 Sell NA 25.82 NAV J.P. Morgan 12-Feb-18 Buy 25.50 NA DCF Mizuho Securities 19-Mar-18 Buy 24.00 26.00 NAV RBC Capital Markets 12-Feb-18 Buy 24.00 23.55 NAV Sandler O’Neill 26-Feb-18 Hold 22.00 26.00 FFO multiple, dividend yield, AFFO yield Stifel 9-Mar-18 Buy 24.00 26.00 Cap rate SunTrust 7-Feb-18 Buy 26.00 27.11 NAV UBS 7-Feb-18 Hold 23.00 27.24 NAV Wells Fargo 12-Feb-18 Hold 23.00 30.00 NAV Low $ 18.00 $ 23.55 Mean $ 24.65 $ 28.09 Median $ 24.00 $ 27.11 High $ 34.50 $ 34.79 Source: Latest available broker research as of 21-Mar-2018 ¹ Bank of America and Goldman Sachs recommendations / price targets from prior recent reports (having moved to unrated post transaction announcement). ² Not included in IBES / SNL consensus. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 48

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE B. Financial Analyses: Blue Jay Standalone

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Summary of Illustrative Financial Analyses: Blue Jay Standalone Stock Price (Current): $ 19.83 Stock Price (Undisturbed): $ 23.68 Implied 2018E 6.1% Implied 2018E Cap Rate¹ 5.8% Implied 2018E Cap Rate¹ Methodology Cap Rate¹ Commentary Present Value of ï® Illustrative P / NTM FFO range: 12.5x – 16.5x 1 Future Stock Price $ 19.62 $ 29.81 5.3%—6.1% ï® Illustrative Cost of Equity: 9.0% (P / 1YF FFO) ï® Exit Year: Range of YE2017 – YE2021 Financial Analyses Levered Discounted ï® Illustrative Cost of Equity range: 8.0%—10.0% 2 $ 17.61 $ 25.28 5.6%—6.3% Cash Flow Analysis ï® Illustrative FCF Terminal Growth Rate range: 1.5%—2.5% ï® Based on 52-week period through undisturbed date (10-Nov-2017) 3 52-Week High / Low $ 20.31 $ 24.96 5.6%—6.1% ï® High: $24.96 (13-Oct-2017) ï® Low: $20.31 (14-Nov-2016) ï® High: RBC Capital Markets (8-Feb-2018) 4 Analyst Price Target $ 23.50 5.6%—5.8% ï® Low: Evercore (8-Feb-2018) $ 26.00 Reference ï® Median: $24.38 (of 4 data points) Information: Public Data Points 5 ï® High: RBC Capital Markets (8-Feb-2018) Analyst NAV Per Unit $ 26.75 $ 30.50 5.2%—5.5% ï® Low: Scotiabank (9-Feb-2018) ï® Median: $29.16 (of 4 data points) ï® Based on last 2 years reported IFRS NAV for Blue Jay Blue Jay Published 6 5.2%—5.3% ï® High: $30.62 (30-Sep-2016) IFRS NAV Per Unit $ 29.49 $ 30.62 ï® Low: $29.49 (30-Jun-2016) $ 10.00 $ 20.00 $ 30.00 $ 40.00 Implied 2018E Cap Rate ¹ 7.3% 6.1% 5.2% 4.6% Source: Blue Jay Standalone Management Projections, IBES, Bloomberg, Broker Research; market data as of 21-Mar-2018 ¹ Implied cap rate based on 2018E NOI per Blue Jay Standalone Management Projections. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 50

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE 1 P / NTM FFO Multiples Over Time Blue Jay | Last Three Years 20.0 x Undisturbed 3M Avg 6M Avg 1Y Avg 3Y Avg Blue Jay 15.9 x 13.9 x 14.7 x 15.2 x 16.0 x RMZ 15.3 x 14.2 x 14.7 x 14.9 x 14.8 x 19.0 x 18.0 x Mul tiple 17.0 x P/FFO hte d 16.0 x Weig m e 15.0 x - Ti NTM 14.0 x 13.6 x 13.0 x 12.9 x 12.0 x Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Blue Jay RMZ Source: Bloomberg, Datastream; market data as of 21-Mar-2018 Note: RMZ P / NTM FFO multiple calculated as the median of P / NTM FFO multiples for all companies in the RMZ. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 51

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE 1 Illustrative Present Value of Future Stock Price: Blue Jay Standalone Based on 1-Year Forward FFO per Share Multiple Undiscounted Future Share Price (Excl. Dividends) Present Value of Future Share Price and Dividends Discounted to 31-Dec-2017 $ 35.34 $ 33.98 $ 31.11 $ 31.06 $ 28.55 $ 29.81 $ 29.81 $ 27.91 $ 29.86 $ 26.80 $ 25.90 $ 27.34 $ 26.77 $ 25.90 $ 26.78 $ 25.37 $ 26.63 $ 24.52 $ 23.69 $ 23.68 $ 23.68 $ 22.76 $ 22.76 $ 25.74 $ 23.75 $ 23.57 $ 22.20 $ 23.45 $ 21.14 $ 20.59 $ 19.83 $ 19.83 $ 19.62 $ 19.62 Undisturbed Current YE 2017 2018E 2019E 2020E 2021E Undisturbed Current YE 2017 2018E 2019E 2020E 2021E 12.5x Forward P / FFO 14.5x Forward P / FFO 16.5x Forward P / FFO Assumptions Per Blue Jay Standalone Management Projections YE 2017 2018E 2019E 2020E 2021E CAGR 1-Year Forward FFO Per Share¹ $ 1.57 $ 1.69 $ 1.89 $ 2.06 $ 2.14 8.1 % Common Dividends Per Share $ 1.26 $ 1.34 $ 1.52 $ 1.65 9.4 % Cumulative Dividends Per Share $ 1.26 $ 2.60 $ 4.12 $ 5.77 Illustrative Cost of Equity 9.0 % Source: Blue Jay Standalone Management Projections, Axioma, Bloomberg, IBES; market data as of 21-Mar-2018, Blue Jay undisturbed date of 6-Nov-2017 Note: Dividends are discounted to 31-Dec-2017 assuming four quarter end payments. Share prices are discounted to 31-Dec-2017 using year-end convention. ¹ Shown on one-year forward basis (i.e., YE 2017 figure is FY 2018E FFO). CAGR shown is based on 2018E and 2022E FFO. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 52

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE 2 Illustrative Discounted Levered Free Cash Flow Analysis: Blue Jay Standalone ($ in millions) Terminal Cash Flows 2018E 2019E 2020E 2021E 2022E (2022 Adj.) FFO $ 1,121 $ 1,226 $ 1,411 $ 1,589 $ 1,702 $ 1,702 Add: Interest expense related to Convertibe Capital Securities 117 117 80 41 — Add: Interest Expense (Capital Security Redeemed for Stock) 17 — ——Add / Less: Other Operating Cash Flow (874) (807) (505) (291) (46) (192) Operating Cash Flow $ 381 $ 535 $ 985 $ 1,338 $ 1,656 $ 1,510 Investing Cash Flow (152) 481 (1,030) 310 (44) (364) Cash Flow Financing—Debt 169 803 1,138 (355) (516) (26) Cash Flow Financing—Capital Securities/Pref 10 (735) 5 (35) (72) -Contribution from NCI 2,028 40 (0) (0) (0)—Levered Free Cash Flow $ 2,436 $ 1,125 $ 1,097 $ 1,258 $ 1,024 $ 1,120 Terminal Value¹ $ 16,323 Source: Company filings, Blue Jay Standalone Management Projections, Axioma, Bloomberg ¹ Based on 9.0% illustrative cost of equity and 2.0 % illustrative terminal growth rate. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 53

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE 2 Illustrative Discounted Levered Free Cash Flow Analysis: Blue Jay Standalone Implied Current Share Price % of Equity Value from Terminal Value Terminal Growth Rate Terminal Growth Rate $ 20.63 1.50% 1.75% 2.00% 2.25% 2.50% 64.5% 1.50% 1.75% 2.00% 2.25% 2.50% 8.00% $ 22.39 $ 23.02 $ 23.71 $ 24.46 $ 25.28 8.00% 66.7% 67.6% 68.6% 69.5% 70.5 % y it it y Equ 8.50% 20.94 21.48 22.05 22.68 23.35 Equ 8.50% 64.7% 65.6% 66.5% 67.4% 68.4 % f 9.00% 19.68 20.14 20.63 21.16 21.72f 9.00% 62.8% 63.7% 64.5% 65.4% 66.3 % oo Cost 9.50% 18.58 18.98 19.40 19.85 20.33 Cost 9.50% 61.0% 61.8% 62.6% 63.5% 64.3% 10.00% 17.61 17.96 18.32 18.71 19.12 10.00% 59.2% 60.0% 60.7% 61.6% 62.4 % Implied Terminal Multiple (P / NTM FFO)¹ Implied Terminal Cap Rate² Terminal Growth Rate Terminal Growth Rate 9.6 x 1.50% 1.75% 2.00% 2.25% 2.50% 7.5% 1.50% 1.75% 2.00% 2.25% 2.50% 8.00% 10.3 x 10.7 x 11.2 x 11.7 x 12.3 x 8.00% 7.3% 7.2% 7.1% 7.0% 6.9 % u ity u ity q 8.50% 9.5 9.9 10.3 10.8 11.2 q 8.50% 7.5% 7.4% 7.3% 7.2% 7.1 % EE 9.00% 8.9 9.2 9.6 10.0 10.4 9.00% 7.6% 7.6% 7.5% 7.4% 7.3 % ofof Cost 9.50% 8.3 8.6 8.9 9.3 9.6 Cost 9.50% 7.8% 7.7% 7.6% 7.6% 7.5% 10.00% 7.9 8.1 8.4 8.7 9.0 10.00% 7.9% 7.8% 7.8% 7.7% 7.6 % Source: Company filings, Blue Jay Standalone Management Projections, Axioma, Bloomberg Note: Discounted to YE 2017. ¹ Calculated based on 2022E FFO. ² Implied terminal cap rate calculated based on extrapolated 2023E NOI. 2023E NOI extrapolated using 2018E – 2022E CAGR for core office, core retail and opportunistic segments based on management projections. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 54

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE 4-6 Reference Information: Blue Jay Public Data Points Blue Jay Research Analyst Views NAV Broker Estimate Date Rating Price Target per Share Primary Valuation Methodology Canaccord 9-Feb-18 Hold $ 24.00 $ 29.71 NAV Evercore 8-Feb-18 Hold 23.50 28.60 FFO multiple, NAV, and DCF Scotiabank¹ 9-Feb-18 Buy 24.75 26.75 NAV RBC Capital Markets 8-Feb-18 Buy 26.00 30.50 NAV Low $ 23.50 $ 26.75 Mean $ 24.56 $ 28.89 Median $ 24.38 $ 29.16 High $ 26.00 $ 30.50 Blue Jay IFRS NAV per Unit Over Time $ 30.62 $ 30.29 $ 30.52 $ 30.56 $ 30.15 $ 30.24 $ 29.51 $ 29.49 1Q’16 2Q’16 3Q’16 4Q’16 1Q’17 2Q’17 3Q’17 4Q’17 Source: Company filings; latest available broker research as of 21-Mar-2018 Note: Blended cap rate calculated as a NOI-weighted average of the disclosed terminal cap rates for Core Office and Core Retail; opportunistic cap rate calculated as a NOI-weighted average of either terminal cap rates or capitalization rates for each sub-segment, based on valuation approach. ¹ Scotiabank NAV estimate rounded to the nearest $0.25. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 55

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE C. Financial Analyses: Blue Jay Pro Forma

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE P / NTM FFO Multiples Over Time Last Two Years Pre-Rumor Averages Current (6-Nov-2017) 1M 3M 6M 1Y 2Y 22.0 x Blue Jay (ex. Goldfinch) 12.6 x 18.8 x 13.0 x 13.7 x 15.3 x 16.2 x 15.6 x Blue Jay Standalone 12.9 x 15.6 x 13.2 x 13.8 x 14.7 x 15.2 x 15.6 x Goldfinch 13.3 x 11.8 x 13.5 x 14.0 x 13.8 x 13.9 x 15.5 x Pro Forma Blue Jay¹ 13.0 x 14.4 x 13.3 x 13.9 x 14.4 x 14.8 x 15.5 x 20.0 x tiple 18.0 x Mul FFO d Weighte 16.0 x me -Ti NTM 14.0 x 13.3 x 13.0 x 12.9 x 12.6 x 12.0 x 10.0 x Mar-2016 Jun-2016 Sep-2016 Dec-2016 Mar-2017 Jun-2017 Sep-2017 Dec-2017 Mar-2018 Blue Jay (ex. Goldfinch) Blue Jay Standalone Goldfinch Pro Forma Blue Jay¹ Source: Bloomberg, Company filings; market data as of 21-Mar-2018 Note: Blue Jay (ex. Goldfinch) assumes Blue Jay’s stake in Goldfinch trades at the same multiple as Goldfinch standalone. ¹ Pro forma Blue Jay NTM FFO weighted using projected 2H 2018 FFO figures in the pro forma entity. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 57

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Illustrative Present Value of Future Stock Price: Pro Forma Blue Jay Based on 1-Year Forward FFO per Share Multiple Undiscounted Future Share Price (Excl. Dividends) Present Value of Future Share Price and Dividends Discounted to 31-Dec-2017 $ 34.56 $ 33.28 $ 30.56 $ 29.27 $ 29.26 $ 28.00 $ 28.08 $ 28.08 $ 26.88 $ 27.04 $ 23.68 $ 24.83 $ 23.68 $ 24.45 $ 24.67 $ 22.75 $ 23.26 $ 22.07 $ 25.92 $ 24.96 $ 23.14 $ 22.92 $ 21.65 $ 22.84 $ 21.00 $ 20.46 $ 19.83 $ 19.83 Undisturbed Current 2018E 2019E 2020E 2021E Undisturbed Current 2018E 2019E 2020E 2021E 12.0x Forward P / FFO 13.0x Forward P / FFO 16.0x Forward P / FFO Assumptions Per Blue Jay Pro Forma Management Projections 2018E 2019E 2020E 2021E CAGR 1-Year Forward FFO Per Share¹ $ 1.75 $ 1.91 $ 2.08 $ 2.16 7.3 % Common Dividends Per Share $ 1.26 $ 1.34 $ 1.52 $ 1.65 9.4 % Cumulative Dividends Per Share $ 1.26 $ 2.60 $ 4.12 $ 5.77 Illustrative Cost of Equity 9.0 % Source: Blue Jay Pro Forma Management Projections, Blue Jay Standalone Management Projections , Axioma, Bloomberg, IBES; market data as of 21-Mar-2018, Blue Jay undisturbed date of 10-Nov-2017 Note: Dividends are discounted to 31-Dec-2017 assuming four quarter end payments. Share prices are discounted to 31-Dec-2017 using year-end convention. ¹ Shown on one-year forward basis (i.e., 2018E figure is FY 2019E FFO). CAGR shown is based on 2019E and 2022E FFO. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 58

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Illustrative Present Value of Future Stock Price: Implied Valuation Uplift Based on 1-Year Forward FFO per Share Multiple Implied Offer Value: PV of Future Stock Price + Dividends: Goldfinch¹ $14.27 cash + 0.393 Blue Jay Pro Forma units² $ 25.77 $ 25.76 $ 24.83 $ 25.30 $ 23.35 $ 23.43 $ 23.88 $ 23.96 $ 22.59 $ 22.44 $ 23.41 $ 21.97 $ 22.94 $ 22.06 $ 22.06 $ 23.24 $ 23.36 $ 22.77 $ 22.31 $ 19.01 $ 18.92 $ 19.15 $ 17.78 $ 18.02 $ 17.48 $ 16.73 $ 16.41 $ 15.06 $ 15.52 $ 14.93 Pre- Blended YE 2017 2018E 2019E 2020E 2021E Blended 2018E 2019E 2020E 2021E Rumor Offer Price Offer Price Implied Offer Premium Goldfinch Blue Jay 2018E 2019E 2020E 2021E Standalone Pro Forma Multiple 10.0 x 12.0 x 49.4% 46.7% 41.7% 39.6 % FFO 11.8 x 13.0 x 31.2% 29.9% 26.2% 25.1 % NTM 15.0 x 16.0 x 13.0% 12.8% 10.3% 10.0 % Source: Goldfinch Management Projections, Blue Jay Pro Forma Management Projections, Axioma, Bloomberg, IBES; market data as of 21-Mar-2018, Blue Jay undisturbed date of 10-Nov-2017 ¹ Goldfinch future share price and dividends discounted using illustrative cost of equity of 8.1% ² Blue Jay Pro Forma unit value based on illustrative present value of future stock price: Blue Jay Pro Forma (refer page 58). Blue Jay pro forma future share price and dividends discounted using illustrative cost of equity of 9.0%. Financial Analyses of Proposed Sale of Goldfinch to Blue Jay 59

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Appendix A: Goldfinch Levered Recapitalization Analysis

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Key Assumptions Underlying Standalone Goldfinch Leveraged Recapitalization Analysis This analysis has been prepared at the Special Committee’s request to illustrate the financial impact to shareholders of Goldfinch remaining independent and implementing an leveraged recapitalization. For illustrative purposes, the analysis assumes that Goldfinch implements almost all of the changes that Blue Jay proposes to make at the Barbet level, but remains an independent public entity ï® $9.25bn cash dividend paid to all Goldfinch shareholders ($9.52 / share) ï® Incremental debt raised at Goldfinch on same terms as Blue Jay Pro Forma Management Projections for Barbet Transaction Assumptions ï® Sale of JV interests identical to those proposed under the Blue Jay Pro Forma Management Projections ï® Illustrative transaction costs of $275mm (debt costs and transfer taxes in line with proposed Blue Jay transaction plus $35mm of other expenses) ï® Term loans issued in conjunction with the transaction are paid down over the forecast period (~$4.6bn through YE 2022) via: Subsequent Financing — $2.2bn equity proceeds from asset sales to be completed between transaction close and YE 2019 Activity — Additional property-level debt issued over the forecast period ï® Cash flows based on Blue Jay Pro Forma Management Projections for Barbet, adjusted as follows: — Added back incremental MSA fees payable to Blackbird (~$65-75mm p.a.) — Removed G&A synergies related to public company costs (~$25-30mm of public company costs) — Interest expense reflects adjustments for lower transaction costs ($275mm vs. $330mm payable at Barbet) and changes in cash flows Pro Forma Goldfinch Cash ï® Key differences between Goldfinch Management Projections (status quo) and projections for the recapitalized entity (at FFO) are: Flows — ~$50mm p.a. run-rate impact from additional management fees related to new JVs implemented pre- and post-close — ~$10-20mm p.a. in incremental lease termination fees (as assumed by Blue Jay management) — ~$150mm+ run-rate annual impact from a step-up in densification activity and additional capital investment (as assumed by Blue Jay management) ï® Dividend payout ratio of 80% of FFO, in line with Blue Jay Pro Forma Management Projections for Barbet Dividend ï® All shareholders receive equal dividends Source: Blue Jay Pro Forma Management Projections Goldfinch Levered Recapitalization Analysis 61

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Comparison of Standalone Goldfinch Today to Goldfinch Leveraged Recapitalization Operating Statistics Peer Trading and Leverage Metrics Status Quo Goldfinch NTM FFO Multiple Goldfinch Post Recap Ä Asset Quality 14.8 x 14.3 x 12.7 x Sales PSF¹ $ 590 $578 (2.2)% 11.8 x B 8.8 x 10% B 13% 6.0 x B+ B+ % of NOI by Mall Quality² 15% 15% 4.1 x A A 72% 2.4 x 75% Scale Goldfinch TCO MAC SPG SKT PEI WPG CBL Pre- 2020 NOI ($mm) $ 2,528 $ 1,890 (25.2)% Rumor 2020 FFO ($mm) $ 1,575 $ 1,128 (28.4)% Net Debt + Pref. / 2018E EBITDA4 Dividend 9.8 x 9.5 x 2020E Dividend per Share $ 1.09 $ 0.93 (9.0)% 8.4 x 9.3 x 8.4 x 8.3 x 2020E FFO Payout Ratio 63% 80% +17pps 6.0 x 4.8 x 2020E AFFO Payout Ratio 75% 101% +26pps Leverage Net Debt + Pref. / 2018E 8.4 x 10.9 x +2.5 x EBITDA³ Goldfinch TCO MAC SPG SKT PEI WPG CBL Net Debt + Pref. / 2022E Pre- 6.8 x 8.6 x +1.8 x Rumor EBITDA Source: Blue Jay Pro Forma Management Projections, Goldfinch Management Projections, Company filings, IBES estimates; market data as of 21-Mar-2018 and Goldfinch pre-rumor data as of 6-Nov-2017 ¹ Sales PSF based on TTM sales as of 30-Sep-2017 weighted by square footage. Goldfinch post recap represents sales PSF assuming all planned asset sales. ² Mall quality breakdown based on 2018E NOI. Goldfinch post recap represents NOI breakdown assuming all planned asset sales. ³ For Goldfinch post recap based on 2H2018E annualized. 4 Goldfinch 2018E EBITDA based on Goldfinch Management Projections; peer 2018E EBITDA based on IBES estimates. Goldfinch Levered Recapitalization Analysis 62

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Illustrative Present Value of Future Stock Price: Goldfinch Leveraged Recapitalization Based on 1-Year Forward FFO per Share Multiple Undiscounted Future Share Price (Excl. Dividends) Present Value of Future Share Price and Dividends Discounted to 31-Dec-2017 $ 22.06 $ 22.06 $ 19.01 $ 19.01 $ 15.43 $ 14.75 $ 12.70 $ 13.68 $ 12.52 $ 12.55 $ 11.76 $ 11.82 $ 12.18 $ 11.24 $ 9.68 $ 10.43 $ 9.98 $ 10.16 $ 9.11 $ 9.55 $ 7.27 $ 7.62 $ 7.50 $ 7.84 $ 6.22 $ 6.75 $ 6.45 $ 6.95 Pre- Blended 2018E 2019E 2020E 2021E Pre- Blended 2018E 2019E 2020E 2021E Rumor Offer Price Rumor Offer Price 6.0x Forward P / FFO 9.0x Forward P / FFO 11.8x Forward P / FFO (Goldfinch—Pre Rumor)³ 2018E 2019E 2020E 2021E CAGR 1-Year Forward FFO Per Share¹ $ 1.08 $ 1.16 $ 1.25 $ 1.31 6.7 % Common Dividends Per Share² $ 0.45 $ 0.86 $ 0.93 $ 1.00 7.8 % Cumulative Dividends Per Share $ 0.45 $ 1.31 $ 2.24 $ 3.24 Illustrative Cost of Equity 11.4 % Source: Blue Jay Pro Forma Management Projections, Axioma, Bloomberg, IBES; market data as of 21-Mar-2018, Goldfinch pre-rumor date of 6-Nov-2017 Note: Dividends are discounted to 31-Dec-2017 assuming four quarter end payments. Share prices are discounted to 31-Dec-2017 using year-end convention. ¹ Shown on one-year forward basis (i.e., 2018E is FY 2019E FFO). CAGR shown is based on 2019E and 2022E FFO. ² CAGR shown is based on 2019E and 2021E dividend per share. ³ Pre-Rumor Forward FFO multiple per IBES consensus. Goldfinch Levered Recapitalization Analysis 63

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Illustrative Present Value of Future Stock Price: Implied Valuation Uplift Based on 1-Year Forward FFO per Share Multiple Implied Offer Value: Implied Recap Value: $9.52 Cash + 1 Recap Share¹ $14.27 cash + 0.393 Blue Jay Pro Forma units² $ 25.77 $ 25.76 $ 24.83 $ 25.30 $ 23.88 $ 23.96 $ 23.41 $ 22.06 $ 22.05 $ 22.08 $ 22.94 $ 21.35 $ 21.71 $ 22.06 $ 23.24 $ 23.36 $ 22.77 $ 19.69 $ 22.31 $ 19.01 $ 18.64 $ 19.08 $ 19.51 $ 17.15 $ 16.80 $ 16.28 $ 15.75 Pre- Blended 2018E 2019E 2020E 2021E Blended 2018E 2019E 2020E 2021E Rumor 6.0x Forward Offer P Price / FFO 9.0x Forward P / FFO 11.8x Forward P / FFO Offer Price 12.0x Forward P / FFO 13.0x Forward P / FFO 16.0x Forward P / FFO (Goldfinch—Pre Rumor)³ Implied Offer Premium vs. Recap Value Goldfinch Levered Blue Jay Recap Pro Forma 2018E 2019E 2020E 2021E Multiple 6.0 x 12.0 x 16.3% 16.6% 16.8% 16.7 % FFO 9.0 x 13.0 x 23.0% 22.7% 22.4% 21.7 % NTM 11.8 x 16.0 x 41.7% 39.9% 38.3% 36.2 % Source: Blue Jay Pro Forma Management Projections , Axioma, Bloomberg, IBES; market data as of 21-Mar-2018, Goldfinch pre-rumor date of 6-Nov-2017 ¹ Goldfinch Leveraged Recapitalization future share price, dividends and leveraged recapitalization dividend discounted using illustrative cost of equity of 11.4%. ² Blue Jay Pro Forma unit value based on illustrative present value of future stock price: Blue Jay Pro Forma (refer page 58). Blue Jay pro forma future share price and dividends discounted using illustrative cost of equity of 9.0%. ³ Pre-rumor Forward FFO multiple per IBES consensus. Goldfinch Levered Recapitalization Analysis 64

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Appendix B: Share Register Analysis

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Goldfinch / Blue Jay Shareholder Overlap Excludes Blackbird’s Stake in Blue Jay and Blue Jay’s Stake in Goldfinch Goldfinch Top 25 Firm Level Investors Blue Jay Top 25 Firm Level Investors % Free Float Most Recent % Free Float Most Recent AUM AUM Institution Style ($bn) Goldfinch Blue Jay Institution Style ($bn) Blue Jay Goldfinch Vanguard Index 3,159.3 14.2 % RBC Global Asset Management Inc. Value $ 66.7 8.6% 0.3 % BlackRock Institutional Trust Company, N.A. Index 2,046.2 7.0 0.3 % Manulife Asset Management Limited Growth $ 38.6 5.4 0.1 State Street Global Advisors (US) Index 1,297.8 5.6 Letko, Brosseau & Associates Inc. Value 13.9 3.7 Cohen & Steers Sector Specific 57.7 5.0 Fidelity Institutional Asset Management GARP 76.9 3.7 1.7 Norges Bank Investment Management (NBIM) Pension 699.5 4.3 RBC Dominion Securities, Inc. Other 37.3 3.5 0.0 Fidelity GARP 1,215.3 3.7 1.2 CIBC Asset Management Inc. Value 27.5 2.9 0.1 T. Rowe Price GARP 661.4 3.0 CI Investments Inc. Value 35.5 2.4 CBRE Clarion Securities, L.L.C. Sector Specific 11.8 2.3 Fidelity Investments Canada ULC Other 12.6 2.2 0.7 Morgan Stanley IM (US) GARP 71.7 2.1 0.2 Invesco Canada Ltd. Growth 19.3 2.1 0.0 Fidelity Institutional Asset Management GARP 76.9 1.7 3.7 Future Fund Board of Guardians Pension 0.2 2.1 Invesco Advisers, Inc. GARP 190.6 1.5 0.1 Phillips, Hager & North Investment Management GARP 7.2 2.0 Dimensional Fund Advisors Quantitative 409.8 1.4 Scotia Capital Inc. Broker Dealer 7.4 1.8 0.0 Daiwa Asset Management Co., Ltd. GARP 72.9 1.3 Partners Value Investments, L.P. Strategic 0.7 1.8 Geode Capital Management, L.L.C. Index 342.5 1.2 0.1 TD Asset Management Inc. GARP 70.9 1.4 0.0 Northern Trust Investments, Inc. Index 259.4 1.0 Principal Global Investors (Equity) Growth 126.3 1.4 0.5 Nuveen LLC Pension 320.6 1.0 Mackenzie Financial Corporation Growth 61.3 1.4 0.1 CenterSquare Investment Management, Inc. Sector Specific 6.9 1.0 Fidelity GARP 1,215.3 1.2 3.7 Charles Schwab Investment Management, Inc. Index 160.1 1.0 GWL Investment Management Ltd. Growth 43.8 1.1 0.1 PGGM Vermogensbeheer B.V. Pension 67.5 0.9 Capital International Value 128.4 1.0 Legal & General Investment Management Ltd. Index 215.5 0.8 PSP Investments Pension 14.1 0.9 0.4 Morgan Stanley & Co. LLC Broker Dealer 84.7 0.8 0.0 First Manhattan Company Value 18.8 0.9 0.0 BlackRock Asset Management Ireland Limited Growth 93.0 0.8 RBC Wealth Management, International Insurance 19.1 0.9 APG Asset Management US, Inc. Pension 12.2 0.7 Swedbank Robur Fonder AB Growth 81.4 0.8 0.0 Fidelity Investments Canada ULC Other 12.6 0.7 2.2 I.G. Investment Management, Ltd. GARP 20.4 0.8 BlackRock Investment Management (UK) Ltd. Growth 289.9 0.6 British Columbia Investment Management Corp. Pension 44.0 0.7 0.0 Top 25 Institutional Goldfinch Holders 63.6 % Top 25 Institutional Blue Jay Holders 54.5 % Overlap in Top 25 Institutional Goldfinch Holders 18.7 7.7 Overlap in Top 25 Institutional Blue Jay Holders 39.9 7.8 Overlap in All Institutional Goldfinch Holders 24.9% 45.5 % Overlap in All Institutional Blue Jay Holders 45.5% 24.9 % Source: Thomson Financial, shareholder data as of Q4 ’17 and subsequent 13D / G filings, Company filings Note: Highlighted investors own both Goldfinch and Blue Jay. Excludes Blackbird’s economic ownership stake in Blue Jay and Blue Jay’s economic ownership stake in Goldfinch. Ownership percentages expressed in terms of free float. Share Register Analysis 66

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Shareholder Base by Investor Type 0.4% 0.5 % Goldfinch vs. Blue Jay | As of 31-Dec-2017 Excludes Blackbird’s Stake in Blue Jay and Blue Jay’s Stake in Goldfinch Goldfinch Shareholder 11.5 Base % Blue Jay Shareholder Base 0.5% 0.4% 0.9% 0.2% 11.5% 15.9% 5.4% 0.9% 0.2% 32.1% 34.4% 5.7% 2.7% 5.4% 32.1% 10.7% 2.7% 11.0% 2.1% 5.4% 11.0% 18.5% 2.0% 2.5 % RE Dedicated Income Value GARP Growth Hedge Fund Pension Other Active Index Source: Thomson Financial, shareholder data as of Q4’17 and subsequent 13D / G filings Share Register Analysis 67

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Goldfinch’s Fund-Level Overview Roughly Half of Goldfinch’s Active Shareholders Own PTPs or Externally Managed REITs Cost Basis and Returns Most Recent Holds Externally AUM Cost Basis Unrealized Shares Managed Fund Style ($bn) ($USD) Gain¹ %OS (mm) Holds PTPs? REITs? Holds Any? Holds Both? Fidelity US REIT Mother Fund Other $ 12.9 $ 24.27 (13.2)% 1.4% 12.9 O P P O T. Rowe Price Real Estate Fund Sector Specific 6.0 20.20 4.2 1.2 11.7 O O O O DFA Real Estate Securities Portfolio Quantitative 8.4 17.52 20.2 0.6 5.5 O P P O Fidelity Real Estate Investment Portfolio Sector Specific 4.1 25.58 (17.7) 0.6 5.3 O P P O Cohen & Steers Realty Shares, Inc. Sector Specific 4.5 22.78 (7.5) 0.5 4.7 O O O O Cohen & Steers Real Estate Securities Fund Sector Specific 4.3 22.74 (7.4) 0.4 3.9 O O O O Nuveen Real Estate Securities Fund Sector Specific 3.9 21.72 (3.1) 0.4 3.7 P P P P Cohen & Steers Institutional Realty Shares, Inc. Sector Specific 2.8 22.78 (7.5) 0.3 2.9 O O O O Two Sigma Investments, LP Hedge Fund 66.5 22.18 (5.1) 0.3 2.6 P P P P JPMorgan Mid Cap Value Fund Value 19.2 23.13 (8.9) 0.3 2.6 P O P O Fidelity NorthStar Fund GARP 6.8 23.40 (10.0) 0.3 2.5 O O O O T. Rowe Price Real Assets Fund Other 3.3 20.09 4.8 0.3 2.4 O O O O Asset Management One USA Inc. Hedge Fund 45.5 23.25 (9.4) 0.3 2.4 O P P O Fidelity Canadian Disciplined Fund Value 1.9 25.21 (16.5) 0.2 2.0 P O P O Voya Global Real Estate Fund—US Sector Specific 1.8 15.51 35.8 0.2 2.0 O O O O Wells Fargo Special Mid Cap Value Fund Value 8.6 21.93 (4.0) 0.2 1.9 P O P O TIAA-CREF Real Estate Securities Fund Income 2.0 18.17 15.9 0.2 1.9 P P P P Fidelity Series Stock Selector Large Cap Value Value 9.9 21.85 (3.6) 0.2 1.8 P O P O Alpine Associates Management Inc. Hedge Fund 2.3 22.37 (5.8) 0.2 1.8 P O P O Merger Fund Specialty 1.8 22.37 (5.8) 0.2 1.8 P O P O CREF Stock Account Growth 126.2 22.94 (8.2) 0.2 1.7 P P P P Met Investors Series—Clarion Global Real Estate Portfolio Sector Specific 1.5 19.16 9.9 0.2 1.7 O O O O Sentry Global REIT Fund Income 0.7 23.27 (9.5) 0.2 1.6 O O O O CBRE Clarion Global Real Estate Income Fund Sector Specific 0.9 25.54 (17.5) 0.2 1.5 O P P O Morgan Stanley Instl Global Real Estate Portfolio Income 1.6 18.29 15.2 0.2 1.4 O P P O Top 25 Active Mutual and Hedge Fund Holders 8.9% 84.0 40.0% 40.0% 64.0% 16.0 % Full Active Register 29.1 41.8 56.6 14.3 Median $ 22.37 (5.8)% Weighted Average² 22.03 (4.4) Source: Bloomberg, Thomson, 13F filings as of Q4 ’17 and subsequent 13D / G filings Note: PTPs include Alliance Bernstein, Apollo, Ares, Blackstone, Blue Jay, Buckeye Partners, Carlyle, Cedar Fair, Cheniere Energy Partners, Enable Midstream Partners, Enbridge Energy Partners, Energy Transfer Partners, EnLink Midstream Partners, Enterprise Products Partners, EQT Midstream Partners, Fortress, KKR, Magellan Midstream Partners, MPLX, Oaktree, Och-Ziff, Phillips 66 Partners, Plains All American Pipeline, Spectra Energy Partners, Western Gas Partners, and Williams Partners. Externally managed REITs include Alexander’s, Altisource Residential, Ashford Hospitality Trust, Ashford Hospitality Prime, Gladstone Commercial, Global Net Lease, Government Properties Income, Hospitality Properties, Independence Realty Trust, Monmouth REIT, New Senior Investment Group, New York REIT, Nexpoint Residential, Northstar Realty Europe, Preferred Apartment Communities, Select Income REIT, Senior Housing Properties, and Universal Health Realty. 1 Calculated as the weighted average cost of current shares held based on quarterly VWAPs and all share purchases 2005 – present. Based on share price of market close, 21-Mar-2018, $21.06. ² Weighted average based on number of shares held. Share Register Analysis 68

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE S&P Index Inclusion Criteria Criteria Description Barbet Commentary ï® S&P 500: $6.1bn+ ï® Barbet’s market cap will be up to ~$5bn Market Cap ï® S&P MidCap 400: $1.6bn – $6.8bn ïƒ¼ (subject to shareholders’ choice between ï® S&P SmallCap 600: $450mm – $2.1bn Barbet and Blue Jay equity consideration) Liquidity ï® Annual dollar value traded ≥ 1.0x float adjusted market cap ? ï® Minimum of 250k shares traded in each of 6 months leading up to evaluation Public Float ï® At least 50% of the shares outstanding ïƒ¼ ï® Sum of last four consecutive quarters and most recent quarter GAAP (core) Financial Viability ïƒ¼ net income should be positive 1. Files 10-K annual reports with SEC ïƒ¼ ï® Acceptable exchanges include: NYSE, NYSE Arca, NYSE MKT, NASDAQ Global 2. US portion of fixed assets and revenues constitutes a plurality of total fixed Select, NASDAQ Select, Nasdaq Capital, ïƒ¼ assets and revenues, respectively Bats BZX, Bats BYX, Bats EDGA, or Bats ï® If the factors conflict, assets determine plurality EDGX. ADRs are not eligible ï® If only factor precluding company from US ï® If incomplete information, revenues determine plurality US Domicile domicile is tax registration outside the US Characteristics ï® If this criterion is not met or judgment is ambiguous, S&P may still chosen for tax-related reasons, S&P may determine a US domicile if primary listing, headquarters, and still determine a US domicile incorporation are all in the US or a domicile of convenience1 ï® Ultimately US domicile is at the discretion of the US Index Committee 3. Primary listing of common stock is on an “acceptable” exchange ïƒ¼ 4. Corporate governance structure is consistent with US practice ? 5. Single class of common stock ïƒ» Sector ï® The S&P committee tries to maintain a GICS sector balance that is consistent ï® Will ultimately depend on the discretion of ? Representation with the S&P Total Market constituents in the relevant market cap range the S&P Committee ï® NYSE or NASDAQ listed common equities; closed end funds, MLPs, BDCs, Eligible Company ïƒ¼ mortgage REITs, ETFs, royalty trusts, ADRs and ADSs are excluded Time Since IPO ï® Public for at least 6-12 months ïƒ¼ Source: S&P U.S. Indices Methodology March 2017; SEC Brief Overview for Foreign Private Issuers ¹ Domiciles of convenience include Bermuda and other locations. Share Register Analysis 69

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE MSCI US REIT Index Inclusion Criteria Key Qualifier Objective Requirements Rubric Calculation Barbet ï® Inclusion in the ï® Market capitalization greater than the ï® Market Cap >$236 million ï® Total common shares “parent index” MSCI “Equity Universe Minimum Size outstanding, excluding OP ïƒ¼1 USA Investable Requirement” units Market Index (IMI), which requires: ï® Float-adjusted market capitalization ï® Float >$118 million ï® Total common shares greater than or equal to 50% of the floating, excluding OP units ïƒ¼1 “Equity Universe Minimum Size Requirement” ï® “Adequate” liquidity ï® 3-month Average Traded ï® Average of monthly median Value Ratio >20% for each daily traded value / float-of the last 4 quarters adjusted market ? capitalization for each 3 Included in Parent month period, then Index annualized ï® 12-month Average Traded ï® Average of monthly median Value Ratio >20% for the daily traded value / float-last year adjusted market ? capitalization for the last 12 months, then annualized ï® 3-month Frequency of ï® # days traded / Trading > 90% # NYSE trading days over a ? given 3 month period ï® Minimum Length of Trading ï® At least 3 months before the implementation of a Semi-Annual Requirement Index Review (May & November) - ï® REITs classified in the Mortgage REIT sub-industry are excluded Not a Mortgage or ï® REITs classified in the Specialized REIT sub-industry that do not generate a majority of their revenue and income from real estate rental ïƒ¼ Specialty REIT and related leasing operations are excluded (ex. timber REITs) ï® Both internal and external management structures are permitted Other Items ï® Currently, non-voting securities can be included; however, MSCI is currently canvassing investors as to whether non-voting securities ? should be excluded (issue to be voted on Jun-2018) in line with the decision recently taken by S&P Source: MSCI, FTSE source materials ¹ Subject to shareholders’ choice between Barbet and Blue Jay stock consideration, but Barbet market cap could be up to ~$5bn (based on Blue Jay share price as of 21-Mar-2018) with a free float of up to ~45%. Share Register Analysis 70

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Appendix C: Supporting Financial Analysis

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Common Stock Comparison Sorted by 2018E FFO Multiple ($ in millions, except per share data) Consensus Consensus GSA GSA Closing % of 52 Equity Net Net Debt / EBITDA FFO Implied Prem. Price Week Dividend Market Enterprise Debt / 2017E Multiples (2) Multiples (2) Cap to NAV Company 21-Mar-2018 High Yield Cap (1) Value (1) EV EBITDA 2018 2019 2018 2019 Rate (3) (3) Goldfinch—Cash Election $ 23.50 96.4% 3.7% $ 22,859 $ 41,299 43.9% 8.0 x 18.2 x 17.8 x 15.0 x 14.3 x 5.7% (9.0)% Goldfinch—Equity Election $ 19.88 81.6% 4.4 19,300 37,741 48.1 8.0 16.6 16.3 12.7 12.1 6.2 (23.0) Goldfinch—Blended Offer $ 22.06 90.5% 4.0 21,441 39,881 45.5 8.0 17.6 17.2 14.0 13.4 5.9 (14.6) Goldfinch—Pre-Rumor (6-Nov-17) $ 19.01 78.0% 4.6 18,451 36,892 49.2 8.0 16.3 15.9 12.1 11.6 6.4 (26.4) Blue Jay—Current $ 19.83 79.4% 6.4 15,733 51,308 62.0 12.8 20.7 19.4 13.1 12.2 5.6 (32.0) Blue Jay—Undisturbed (10-Nov-17) $ 23.68 94.9% 5.3 18,761 54,358 58.6 12.8 21.9 20.6 15.6 14.6 5.4 (18.8) Goldfinch Peers Taubman Centers $ 56.28 83.8% 4.4% $ 4,877 $ 9,936 47.3% 8.6 x 18.3 x 17.4 x 14.9 x 14.4 x 5.5% (34.5)% Macerich 57.48 82 5.1 8,738 16,339 46.5 8.3 17.8 17.3 14.5 13.8 5.8 (22.2) Simon Property Group 154.34 88 5.1 57,934 88,164 34.2 4.8 14.0 13.5 12.9 12.3 6.3 (26.9) Peers—High 87.6% 5.1% $ 57,934 $ 88,164 47.3% 8.6 x 18.3 x 17.4 x 14.9 x 14.4 x 6.3% (22.2)% Peers—Mean 85 4.9 23,850 38,146 42.7 7.2 16.7 16.1 14.1 13.5 5.8 (27.9) Peers—Median 84 5.1 8,738 16,339 46.5 8.3 17.8 17.3 14.5 13.8 5.8 (26.9) Peers—Low 82 4.4 4,877 9,936 34.2 4.8 14.0 13.5 12.9 12.3 5.5 (34.5) 1 Source: Latest publicly available financial statements. Equity Market Cap based on diluted shares outstanding. 2 Source: Projected EBITDA and FFO are based on IBES median estimates. All research estimates have been calendarized to December. 3 Implied Cap Rate and Prem. to NAV for Blue Jay based on median of cap rates implied by NAV calculations per RBC Capital Markets, Evercore and Scotiabank and Prem. to NAV based on latest available research. Supporting Financial Analysis 72

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Goldfinch Analyst Estimates NAV 2018E 2019E 2018E 2019E 2018E 2019E Broker Estimate Date Rating Target Price per Share AFFO / Sh AFFO / Sh FFO / Sh FFO / Sh DPS DPS Bank of America¹ 7-Feb-18 Buy 25.00 $ 25.00 $ 1.40 $ 1.50 $ 1.62 $ 1.73 $ 0.90 $ 0.94 Barclays 8-Feb-18 Hold 23.00 33.97 1.57 1.69 1.24 1.36 0.89 0.93 BMO Capital Markets 17-Nov-17 Hold 22.00 27.69 1.34 NA 1.63 NA 0.99 NA Boenning & Scattergood 9-Feb-18 Buy 34.50 34.79 1.33 $ 1.37 1.58 $ 1.63 0.90 $ 0.95 BTIG 14-Mar-18 Buy 27.50 32.93 NA NA 1.61 1.69 0.98 1.06 Citibank 17-Nov-17 NA 27.50 29.90 NA NA NA NA NA NA Deutsche Bank 8-Feb-18 Hold 24.00 NA NA NA 1.55 1.62 0.99 1.12 Evercore 7-Feb-18 Hold 26.00 25.29 1.20 1.25 1.59 1.66 0.96 1.03 Goldman Sachs¹ 23-Feb-18 Sell 18.00 NA NA NA 1.61 1.67 NA NA Green Street Advisors² 14-Mar-18 Sell NA 25.82 1.13 1.17 1.59 1.64 NA NA J.P. Morgan 12-Feb-18 Buy 25.50 NA 1.23 1.30 1.57 1.64 0.92 0.97 Mizuho Securities 19-Mar-18 Buy 24.00 26.00 1.25 1.27 1.61 1.63 NA NA RBC Capital Markets 12-Feb-18 Buy 24.00 23.55 1.26 1.33 1.63 1.70 0.89 0.88 Sandler O’Neill 26-Feb-18 Hold 22.00 26.00 1.05 1.14 1.58 1.64 NA NA Stifel 9-Mar-18 Buy 24.00 26.00 NA NA 1.56 1.63 0.88 0.96 SunTrust 7-Feb-18 Buy 26.00 27.11 1.27 1.35 1.60 1.68 0.88 0.88 UBS 7-Feb-18 Hold 23.00 27.24 1.31 1.38 1.59 1.66 0.92 0.95 Wells Fargo 12-Feb-18 Hold 23.00 30.00 NA NA 1.55 1.59 NA NA Median $ 24.00 $ 27.11 $ 1.27 $ 1.33 $ 1.59 $ 1.64 $ 0.91 $ 0.95 IBES Consensus NA NA NA NA 1.57 1.64 0.90 0.96 SNL Consensus NA 26.01 1.26 1.33 1.57 1.63 0.90 0.96 FFO / Diluted Share Estimates Over Time $ 2.00 $ 1.80 $1.72 2020E $1.64 $ 1.60 2019E $1.57 $1.60 2018E 2017A $ 1.40 Jan-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Dec-17 Jan-18 Feb-18 Mar-18 2017 2018 2019 2020 Source: Bloomberg, IBES, Company filings, and broker research; market data as of 21-Mar-2018 ¹ Bank of America and Goldman Sachs recommendations / price targets from prior recent reports (having moved to unrated post transaction announcement). ² Not included in IBES / SNL consensus. Supporting Financial Analysis 73

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Goldfinch Cost of Equity Goldfinch Cost of Equity¹ Beta Over Time (Last 2 Years)² Risk Free Rate 3.01% 1.00 6-Nov-17 Equity Risk Premium 6.90% 0.74 Levered Beta (Pre-Rumor) 0.74 Cost of Equity 8.13% 0.90 Cost of Equity 0.80 7.50% 7.75% 8.13% 8.25% 8.50 % Equity Beta 0.65 0.69 0.74 0.76 0.80 0.70 Beta of Comparable Companies¹ 0.68 Historical Implied Beta Comparable Equity Debt to Cost of 0.62 Company Beta Cap Asset Beta Equity 0.60 Macerich 0.62 46.7% 0.39 7.28 % Simon Property Group 0.45 34.7% 0.33 6.10% 0.54 Taubman Centers 0.68 49.3% 0.42 7.70% 0.50 Low 0.45 34.7% 0.33 6.10 % Mean 0.62 46.7% 0.39 7.28% 0.45 Median 0.62 46.7% 0.39 7.28 % High 0.68 49.3% 0.42 7.70% 0.40 0.30 Mar-2016 Sep-2016 Mar-2017 Sep-2017 Mar-2018 Goldfinch SPG MAC TCO Source: Capital IQ, public filings, Axioma Historical Betas and Ibbotson. market data as of 21-Mar-2018 unless otherwise stated Note: Risk free rate represents current yield on US government 20-yr bond; Equity risk premium as calculated by Ibbotson; Goldfinch levered historical beta per Axioma. ¹ Beta for Goldfinch shown as of pre-rumor date of 6-Nov-2017. Beta for comparable companies as of 21-Mar-2018. ² Axioma historical beta. Calculated based on weekly price change of a security relative to weekly price change of the appropriate local index over two year period. Supporting Financial Analysis 74

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Blue Jay Analyst Estimates Estimate Target NAV 2018E 2019E 2018E 2019E 2018E 2019E Broker Date Rating Price Estimate AFFO / SH AFFO / SH FFO / SH FFO / SH Dividend Dividend Canaccord 9-Feb-18 Hold $ 24.00 $ 29.71 $ 1.18 $ 1.27 $ 1.54 $ 1.64 $ 1.26 $ 1.27 Evercore 8-Feb-18 Hold 23.50 28.60 0.81 0.93 1.49 1.62 1.26 1.32 Scotiabank¹ 9-Feb-18 Buy 24.75 26.75 1.11 1.18 1.44 1.52 1.26 1.32 RBC Capital Markets 8-Feb-18 Buy 26.00 30.50 0.96 1.02 1.55 1.62 NA NA Median $ 24.38 $ 29.16 $ 1.04 $ 1.10 $ 1.52 $ 1.62 $ 1.26 $ 1.32 IBES Consensus NA NA NA NA 1.52 1.62 1.26 1.32 SNL Consensus NA 30.10 1.07 1.15 1.52 1.62 1.26 1.32 FFO / Diluted Share Estimates Over Time $ 1.70 $ 1.62 $ 1.60 2019E $ 1.52 $ 1.50 2018E $1.44 $ 1.40 2017A $ 1.30 Jan-2017 May-2017 Aug-2017 Nov-2017 Mar-2018 2017A 2018E 2019E Source: Bloomberg, IBES, company filings, and broker research; market data as of 21-Mar-2018; estimates data as of 21-Mar-2018 ¹ Scotiabank NAV estimate rounded to the nearest $0.25. Supporting Financial Analysis 75

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Blue Jay NAV Analysis ($ in millions, except per share data) Canaccord Evercore RBC ScotiaBank Core Office NOI $ 1,310 $ 1,180 $ 1,240 Office Cap Rate 5.10% 4.50% 4.10 % Office Asset Value $ 25,680 $ 26,222 $ 30,244 Core Retail NOI $ 780 $ 745 $ 788 Retail Cap Rate 5.60% 5.70% 5.50 % Retail Asset Value $ 13,929 $ 13,070 $ 14,326 Real Estate Opportunistic NOI $ 748 $ 552 $ 570 Opportunistic Cap Rate 6.50% 5.95% 5.94 % Opportunistic Asset Value $ 11,508 $ 9,273 $ 9,588 Total Stabilized NOI $ 2,838 $ 2,475 $ 2,598 $ 2,834 Implied Blended Cap Rate—Stabilized Properties 5.55% 5.10% 4.80% 5.25 % Total Stabilized Real Estate Asset Value $ 51,117 $ 48,532 $ 54,158 $ 53,979 Development Assets 4,760 4,760 4,760 4,760 Total Real Estate Assets $ 55,877 $ 53,292 $ 58,918 $ 58,739 Total Debt $(32,670) $(32,875) $(33,808) $(33,808) Non-Real Estate Assets 9,057 12,619 9,057 5,882 Non- Real Estate Liabilities (8,724) (10,276) (9,718) (9,343) Corporate Non-Controlling Interest (2,638) (2,638) (291) (2,638) Net Asset Value $ 20,902 $ 20,121 $ 24,158 $ 18,832 Units O/S 703.6 704.0 791.0 703.6 NAV per Unit $ 29.71 $ 28.60 $ 30.50 $ 26.77 Opportunistic Office NOI $ 139 $ 146 Opportunistic Office Cap Rate 6.00% 5.70 % Opportunistic Office Asset Value $ 2,317 $ 2,569 Opportunistic Retail NOI $ 131 $ 135 Opportunistic Retail Cap Rate 7.00% 6.70 % Opportunistic Retail Asset Value $ 1,871 $ 2,008 Industrial NOI $ 30 $ 32 Industrial Cap Rate 5.80% 5.60 % Industrial Asset Value $ 517 $ 569 Multifamily NOI $ 141 $ 94 Multifamily Cap Rate 5.10% 5.40 % Opportunistic Multifamily Asset Value $ 2,765 $ 1,735 Asset Value Triple Net Lease NOI $ 84 $ 84 Detail Triple Net Lease Cap Rate 6.40% 6.10 % Triple Net Lease Asset Value $ 1,313 $ 1,376 Storage NOI $ 27 $ 28 Storage Cap Rate 5.50% 6.00 % Storage Asset Value $ 491 $ 459 Senior Housing NOI $ 17 Senior Housing Cap Rate 5.50 % Senior Housing Asset Value $ 308 Manufactured Housing NOI $ 34 Manufactured Housing Cap Rate 6.10 % Manufactured Housing Asset Value $ 564 Source: Broker research as of 21-Mar-2018 Supporting Financial Analysis 76

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Blue Jay Cost of Equity Blue Jay Cost of Equity¹ Beta Over Time (Last 2 Years)² Risk Free Rate 3.01% 1.00 10-Nov-17 Equity Risk Premium 6.90% 0.97 Levered Historical Beta (Undisturbed) 0.97 Cost of Equity 9.68% 0.90 0.80 Cost of Equity Beta 8.00% 8.50% 9.00% 9.50% 10.00 % Equity Beta 0.72 0.80 0.87 0.94 1.01 0.70 0.60 0.55 0.50 Mar-2016 Sep-2016 Mar-2017 Sep-2017 Mar-2018 Blue Jay Source: Capital IQ, Axioma Historical Betas and Ibbotson; market data as of 21-Mar-2018 unless otherwise stated Note: Risk free rate represents current yield on US government 20-yr bond; Equity risk premium as calculated by Ibbotson; Blue Jay levered historical beta per Axioma. ¹ Levered historical beta (undisturbed) as of 10-Nov-2017. ² Axioma historical beta. Calculated based on weekly price change of a security relative to weekly price change of the appropriate local index over two year period. Supporting Financial Analysis 77

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Pro Forma Blue Jay Cost of Equity Blue Jay Pro Forma Cost of Equity Beta Over Time (Last 2 Years)³ Blue Jay 1.00 10-Nov-17 Levered Historical Beta (Undisturbed)¹ 0.97 0.91 Pro Forma Ownership 75.7% 0.95 Goldfinch Levered Historical Beta (Pre-Rumor)² 0.74 0.90 Pro Forma Ownership 24.3% 0.85 Pro Forma Blue Jay Risk Free Rate 3.01 % Equity Risk Premium 6.90% 0.80 Pro Forma Blue Jay Equity Beta³ 0.91 Cost of Equity 9.30% 0.75 Cost of Equity 8.00% 8.50% 9.00% 9.50% 10.00% 0.70 Equity Beta 0.72 0.80 0.87 0.94 1.01 0.65 0.60 0.55 0.55 0.50 Mar-2016 Sep-2016 Mar-2017 Sep-2017 Mar-2018 Pro Forma Blue Jay Source: Axioma Historical Betas and Ibbotson; market data as of 21-Mar-2018 Note: Risk free rate represents current yield on US government 20-yr bond; Equity risk premium as calculated by Ibbotson. Goldfinch and Blue Jay levered historical beta per Axioma. ¹ Blue Jay levered historical beta (undisturbed) as of 10-Nov-2017. ² Goldfinch levered historical beta (pre-rumor) as of 6-Nov-2017. ³ Based on weighted average of Blue Jay beta and Goldfinch beta, weighted by respective ownership in pro forma Blue Jay. Supporting Financial Analysis 78

PRELIMINARY DRAFT SUBJECT TO CHANGE AND DILIGENCE Goldfinch Leveraged Recapitalization Cost of Equity ($ in millions) Goldfinch Leveraged Recapitalization Cost of Equity¹ Beta of Comparable Companies¹ Historical Levered Beta (Pre-Rumor) 0.74 Historical Implied Comparable Equity Debt to Cost of Company Beta Cap Asset Beta Equity Net Debt / Equity Ratio 0.99 Macerich 0.62 46.7% 0.39 7.28 % Marginal Tax Rate 0.0 % Simon Property Group 0.45 34.7% 0.33 6.10 % Historical Asset Beta (Pre-Rumor) 0.37 Taubman Centers 0.68 49.3% 0.42 7.70 % Tanger Factory Outlet Centers 0.63 47.5% 0.40 7.39 % FFO Multiple Midpoint 9.0 x Pennsylvania REIT 1.18 68.6% 0.49 11.16 % Pro Forma 2019E FFO $ 1,045 Washington Prime Group 1.40 72.0% 0.52 12.64 % Pro Forma Market Cap (as of YE 2018) $ 9,404 CBL & Associates 1.73 85.0% 0.37 14.95 % Pro Forma Net Debt + Preferred (as of YE 2018) $ 21,117 Low 0.45 34.7% 0.33 6.10 % Pro Forma Net Debt / Equity Ratio 2.25 Mean 0.68 49.3% 0.40 7.70 % Marginal Tax Rate 0.0 % Median 0.68 49.3% 0.40 7.70 % Pro Forma Levered Beta 1.21 High 1.73 85.0% 0.52 14.95 % Risk Free Rate 3.01 % Equity Risk Premium 6.90 % Pro Forma Levered Beta 1.21 Pro Forma Illustrative Cost of Equity 11.38 % Source: Capital IQ, Axioma Historical Betas and Ibbotson; market data as of 21-Mar-2018 unless otherwise stated Note: Risk free rate represents current yield on US government 20-yr bond; Equity risk premium as calculated by Ibbotson; Goldfinch levered historical beta per Axioma. ¹ Levered historical beta (pre-rumor) as of 6-Nov-2017 and levered historical beta (current) for peers as of 21-Mar-2018. Supporting Financial Analysis 79